NOTICE & PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.    )

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☐ Preliminary Proxy Statement	☐ CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

☒    Definitive Proxy Statement

☐    Definitive Additional Materials

☐    Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

NORTHERN TRUST CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

OF NORTHERN TRUST CORPORATION

Date:	Tuesday, April 17, 2007

Time:	10:30 a.m., Chicago Time

Place:	Northern Trust Corporation 50 South LaSalle Street (Northwest corner of LaSalle Street and Monroe Street) Chicago, Illinois 60603

Purposes:	The purposes of the annual meeting are to:

• Elect 14 directors to serve on the Board until the 2008 annual meeting of stockholders and until their successors shall have been elected and qualified;

• Approve the amended and restated Northern Trust Corporation 2002 Stock Plan;

• Ratify the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the 2007 fiscal year; and

• Transact any other business that may properly come before the annual meeting.

Record Date:	You may vote if you are a stockholder of record on February 26, 2007.

Voting:

IMPORTANT—PLEASE VOTE PROMPTLY

It is important that your shares be represented at the annual meeting. We urge you to vote your shares by completing and returning the enclosed proxy card in the postage-paid envelope provided. You also may vote your shares by telephone or through the Internet as described on the enclosed proxy card, or by attending the annual meeting and voting in person.

March 12, 2007

ROSE A. ELLIS

Corporate Secretary

i

ii

NORTHERN TRUST CORPORATION

50 South LaSalle Street

Chicago, Illinois 60603

March 12, 2007

PROXY STATEMENT

INTRODUCTION

Our 2007 annual meeting of stockholders will be held on Tuesday, April 17, 2007 at 10:30 a.m., Chicago time, at the office of Northern Trust Corporation (the “Corporation”) located on the northwest corner of LaSalle Street and Monroe Street in Chicago, Illinois. We invite you to attend the annual meeting and vote your shares directly.

You do not need to attend the annual meeting to vote your shares. Instead, you may vote your shares by telephone or through the Internet or you may complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided. Instructions for voting by telephone or through the Internet can be found on the enclosed proxy card.

The Corporation’s board of directors is soliciting your proxy to encourage your participation in the voting at the annual meeting. This proxy statement provides you with information about each proposal and other matters that you may find useful in voting your shares.

On March 12, 2007, we began mailing this proxy statement and the enclosed proxy card to all stockholders entitled to vote at the annual meeting. We have enclosed with this proxy statement our 2006 annual report to stockholders, which consists of the 2006 summary annual report and the 2006 financial annual report. These reports contain detailed information about the Corporation’s activities and financial performance in 2006.

VOTING

Who May Vote

Record holders of the Corporation’s common stock at the close of business on February 26, 2007 may vote at the annual meeting. On that date, the Corporation had 219,280,820 shares of common stock outstanding. The shares of common stock held in the Corporation’s treasury will not be voted.

You are entitled to one vote for each share of common stock that you owned of record at the close of business on February 26, 2007. The enclosed proxy card indicates the number of shares you are entitled to vote at the annual meeting.

Voting Your Proxy

Whether or not you plan to attend the annual meeting, we urge you to vote your proxy promptly.

If you are a “stockholder of record” (that is, you hold your shares of the Corporation’s common stock in your own name), you may vote your shares by proxy using any of the following methods:

•	Calling the toll-free telephone number listed on the proxy card;

•	Using the Internet site listed on the proxy card; or

•	Completing, signing, dating, and returning the proxy card in the postage-paid envelope provided.

The telephone and Internet voting procedures set forth on the proxy card are designed to authenticate stockholders’ identities, to allow stockholders to provide their voting instructions, and to confirm that their instructions have been properly recorded. If you vote by telephone or through the Internet, you should not return your proxy card.

If you are a “beneficial owner,” also known as a “street name” holder (that is, you hold your shares of the Corporation’s common stock through a broker, bank, or other nominee), you will receive voting instructions (including instructions, if any, on how to vote by telephone or through the Internet) from the record holder that you must follow in order to have your shares voted at the annual meeting.

If you own shares of common stock as a participant in The Northern Trust Company Thrift-Incentive Plan (“TIP”), or shares in any other employee benefit plan of the Corporation, you will receive a voting instruction card that covers the shares credited to each of your plan accounts.

Whether you vote by mail, telephone or Internet, your shares will be voted in accordance with your instructions. If you sign, date, and return your proxy card without indicating how you want to vote your shares, the proxy holders will vote your shares in accordance with the following recommendations of the board of directors:

Item 1	—	FOR the election of each nominee for director;

Item 2	—	FOR the approval of the amended and restated Northern Trust Corporation 2002 Stock Plan; and

Item 3	—	FOR the ratification of the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2007.

The proxy holders are authorized to vote as they shall determine in their sole discretion on any other business that may properly come before the annual meeting.

Revoking Your Proxy

You may revoke your proxy at any time before it is voted at the annual meeting by:

•	Sending a written notice of revocation to the Corporate Secretary at the address indicated on the first page of this proxy statement;

•	Submitting another signed proxy card with a later date;

•	Voting by telephone or through the Internet at a later date; or

•	Attending the annual meeting and voting in person.

Voting in Person

You may come to the annual meeting and vote your shares in person by obtaining and submitting a ballot that will be provided at the meeting. However, if your shares are held by a broker, bank, or other nominee in street name, to be able to vote at the meeting you must obtain a proxy, executed in your favor, from the record holder of your shares, indicating that you were the beneficial owner of the shares on February 26, 2007, the record date for voting.

Householding Information

We are delivering only one annual report and proxy statement to record stockholders who share the same address unless they have notified us that they wish to continue receiving multiple copies. This practice, known as “householding,” reduces duplicate mailings, saves printing and postage costs as well as natural resources and will not affect dividend check mailings. If you wish to receive a separate copy of the annual report or proxy statement, or if you wish to receive separate copies of future annual reports or proxy statements, please call 312-444-7030 or mail a request to the Corporation’s Corporate Secretary at the address indicated on the first page of this proxy statement. We will deliver the requested documents promptly upon your request.

If you and other stockholders of record with whom you share an address currently receive multiple copies of annual reports or proxy statements, or if you hold stock in the Corporation in more than one account and, in either case, you wish to receive only a single copy of the annual report or proxy statement, please contact the Corporation’s transfer agent (Wells Fargo Bank, N.A., Attn: Householding, P.O. Box 64854, St. Paul, MN 55164-0854; Telephone: 877-602-7615) with the names in which all accounts are registered and the name of the account for which you wish to receive mailings.

Quorum and Vote Required for Approval

A quorum of stockholders is necessary to hold a valid meeting. A quorum will exist if a majority of the outstanding shares is present in person or by proxy at the annual meeting. Abstentions and broker non-votes, if any, will be counted as present for purposes of establishing a quorum. A “broker non-vote” will occur when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner. Inspectors of election appointed for the annual meeting will tabulate all votes cast in person or by proxy at the annual meeting. In the event a quorum is not present at the annual meeting, we expect that the annual meeting will be adjourned or postponed to solicit additional proxies.

The following table indicates the vote required for approval of each item to be presented to the stockholders at the annual meeting and the effect of “withhold” votes, abstentions, and broker non-votes.

Item	Required Vote	Effect of “Withhold” Votes, Abstentions, Broker Non-Votes

Item 1—Election of Directors

Affirmative vote of a majority of the shares of common stock present in person or by proxy and entitled to vote.

(See “Item 1 – Election of Directors below for information about the Corporation’s majority voting policy in the election of directors.)

• “Withhold” votes will have the effect of a vote AGAINST the election of directors. • Broker non-votes will have no effect on the voting for the election of directors.

Item 2—Approval of the amended and restated Northern Trust Corporation 2002 Stock Plan	Affirmative vote of a majority of the shares of common stock present in person or by proxy and entitled to vote.

•   Abstentions will have the effect of a vote AGAINST approval of the amended and restated Northern Trust Corporation 2002 Stock Plan.

•   Broker non-votes will have no effect on the voting for approval of the amended and restated Northern Trust Corporation 2002 Stock Plan.

Item 3—Ratification of the appointment of KPMG as the Corporation’s independent registered public accounting firm for fiscal year 2007	Affirmative vote of a majority of the shares of common stock present in person or by proxy and entitled to vote.	• Abstentions will have the effect of a vote AGAINST ratification. • Broker non-votes will have no effect on the vote for ratification.

Solicitation of Proxies

The Corporation will pay all costs of soliciting proxies. The Corporation has retained Georgeson Inc. to assist with the solicitation of proxies for a fee not to exceed $12,500, plus reimbursement of reasonable out-of-pocket expenses. In addition, we may also use our officers and employees, at no additional compensation, to solicit proxies either personally or by telephone, Internet, letter, or facsimile.

ADMITTANCE TO THE ANNUAL MEETING

Stockholders as of the record date, or their duly appointed proxies, may attend our annual meeting on April 17, 2007, and each may be accompanied by one guest. Registration will begin at 9:30 a.m., and seating will begin at 10:00 a.m. If you attend, please note that you will need an admission ticket or proof of ownership of the Corporation’s common stock to enter the meeting. If you arrive at the meeting without an admission ticket, we will admit you only if we are able to verify that you are a stockholder of the Corporation. Also, you may be asked to present valid picture identification, such as a driver’s license or passport. For safety and security reasons, cameras and recording devices will not be permitted in the meeting.

For stockholders of record, an admission ticket is enclosed. Please bring the admission ticket with you to the meeting.

If your shares of common stock are held by a broker, bank or other nominee in street name, your admission ticket is the left side of your voting instruction form. If you do not bring your admission ticket, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker is an example of proof of ownership.

ITEM 1—ELECTION OF DIRECTORS

Stockholders will be asked to elect 14 directors at this year’s annual meeting. Set forth below is detailed information with respect to the 14 nominees, 13 of whom are currently serving as directors of the Corporation and of its principal subsidiary, The Northern Trust Company (the “Bank”). Duane L. Burnham, a director of the Corporation since 1997, will not stand for re-election as a director at the annual meeting. Enrique J. Sosa, a new director nominee, will stand for election to Mr. Burnham’s vacated seat. Mr. Sosa was recommended for consideration as a candidate for director by Edward J. Mooney, a current director of the Corporation. In addition, the board of directors elected Nicholas D. Chabraja a director of the Corporation, effective January 1, 2007. In developing a list of potential director candidates, the Corporate Governance Committee worked with a third-party search firm. During discussions with the search firm, the Chief Executive Officer identified Mr. Chabraja as an individual deserving of consideration. The search firm reviewed prospective director candidates and presented a list of them that included Mr. Chabraja to the Corporate Governance Committee for its consideration. The board of directors approved the slate of 14 nominees, including Mr. Sosa and Mr. Chabraja, based on consideration of the factors specified in the Corporate Governance Guidelines and the recommendation of the Corporate Governance Committee.

Each of the 14 director nominees has consented to serve as a director if elected at this year’s annual meeting. Each nominee elected as a director will serve until the next annual meeting and until his or her successor has been elected and qualified. If any nominee is unable to serve as a director at the time of the annual meeting, your proxy may be voted for the election of another nominee proposed by the board or the board may reduce the number of directors to be elected at the annual meeting.

The enclosed proxy card provides instructions on how to vote for all nominees or to withhold authority to vote for all or one or more nominees. At the 2006 annual meeting, the stockholders approved an amendment to the Corporation’s Restated Certificate of Incorporation to eliminate cumulative voting to allow for the adoption of a majority vote standard in the election of directors. The board of directors then amended the Corporation’s by-laws to implement the majority voting policy.

Under the majority voting policy, a nominee for director in an uncontested election (such as this year’s election where the only nominees are those recommended by the board of directors) must receive the affirmative vote of a majority of the votes present and voting at a meeting of stockholders. In contested elections, the affirmative vote of a plurality of the votes present and voting will be required to elect a director. The board of directors also added a provision to the Corporate Governance Guidelines that requires an incumbent director who fails to receive the affirmative vote of a majority of the votes present and voting in an uncontested election at a meeting of stockholders to submit his or her resignation, with such resignation to be considered by the members of the Corporate Governance Committee and the board other than such incumbent director. In such event, the board of directors will act to accept or reject the incumbent director’s resignation no later than 90 days following the date of the stockholders’ meeting.

The Board of Directors unanimously recommends that you vote FOR the election of each nominee.

INFORMATION ABOUT THE NOMINEES FOR DIRECTOR

The following information about the nominees for election to the board of directors of the Corporation at the 2007 annual meeting of stockholders is as of December 31, 2006, unless otherwise indicated.

LINDA WALKER BYNOE, Director since 2006, Age 54

President and Chief Executive Officer, Telemat Ltd. since January 1995 (Project management and consulting firm).

Ms. Bynoe is a director of Anixter International Inc., Fidelity Life Association, Prudential Retail Mutual Funds, and Simon Property Group, Inc.

NICHOLAS D. CHABRAJA, Director since January 1, 2007, Age 64

Chairman and Chief Executive Officer, General Dynamics Corporation since May 1997 (Worldwide defense, aerospace, and other technology products manufacturer).

Mr. Chabraja is a director of Ceridian Corporation.

SUSAN CROWN, Director since 1997, Age 48

Vice President, Henry Crown and Company since 1984 (Worldwide company with diversified manufacturing operations, real estate, and securities).

Ms. Crown is a director of Illinois Tool Works Inc. and a trustee of Yale University and Rush University Medical Center in Chicago.

DIPAK C. JAIN, Director since 2004, Age 49

Dean, Kellogg School of Management, Northwestern University since July 2001, Sandy and Morton Goldman Professor in Entrepreneurial Studies since September 1994, Professor of Marketing since September 1993, Associate Dean for Academic Affairs from July 1996 to June 2001, and member of the Faculty since September 1986 (Educational institution); Visiting Professor of Marketing, Sasin Graduate Institute of Business Administration, Chulalongkorn University, Bangkok, Thailand since October 1989 (Educational institution).

Mr. Jain is a director of Deere & Company, Hartmarx Corporation, and Peoples Energy Corporation.

ARTHUR L. KELLY, Director since 1988, Age 69

Managing Partner, KEL Enterprises L.P. since 1982 (Holding and investment partnership).

Mr. Kelly is a director of BASF Aktiengesellschaft, Bayerische Motoren Werke (BMW) A.G., Deere & Company, and Snap-on Incorporated.

ROBERT C. McCORMACK, Director since 2000, Age 67

Advisory Director, Trident Capital since 2004 and Managing Director from 1993 to 2004 (Venture capital firm); Co-Founder and Co-Chairman, Trident Capital, Inc. since 1993.

Mr. McCormack is a director of DeVry Inc., Illinois Tool Works Inc., and MeadWestvaco Corporation.

EDWARD J. MOONEY, Director since 1996, Age 65

Retired Délégué General-North America since March 2001, Suez Lyonnaise des Eaux (Worldwide provider of energy, water, waste and communications services); Retired Chairman and Chief Executive Officer, Nalco Chemical Company since March 2000 (Manufacturer of specialized service chemicals acquired by Suez Lyonnaise des Eaux in November 1999).

Mr. Mooney is a director of Cabot Microelectronics Corporation, FMC Corporation, FMC Technologies, Inc., and PolyOne Corporation.

WILLIAM A. OSBORN, Director since 1994, Age 59

Chairman since October 1995, Chief Executive Officer since June 1995 and President from January 2003 to February 2006 of the Corporation and the Bank.

Mr. Osborn is a director of Caterpillar Inc. and Tribune Company.

JOHN W. ROWE, Director since 2002, Age 61

Chairman, President and Chief Executive Officer, Exelon Corporation since November 2004, Chairman and Chief Executive Officer since April 2002, President from October 2000 to April 2003, and Co-Chief Executive Officer from October 2000 to April 2002 (Energy company formed through the merger of Unicom Corporation and PECO Energy Company in October 2000).

Mr. Rowe is a director of Sunoco Corporation.

HAROLD B. SMITH, Director since 1974, Age 73

Chairman of the Executive Committee, Illinois Tool Works Inc. since 1982 (Worldwide manufacturer and marketer of engineered components and industrial systems and consumables).

Mr. Smith is a director of Illinois Tool Works Inc. and W. W. Grainger, Inc.

WILLIAM D. SMITHBURG, Director since 1981, Age 68

Retired Chairman, President and Chief Executive Officer, The Quaker Oats Company since October 1997 (Worldwide manufacturer and marketer of beverages and grain-based products).

Mr. Smithburg is a director of Abbott Laboratories, Corning Incorporated, and Smurfit-Stone Container Corporation.

ENRIQUE J. SOSA, Age 66 Retired President, BP Amoco Chemicals since April 1999 (Worldwide chemical division of BP p.l.c.). Mr. Sosa is a director of FMC Corporation and Pediatrix Medical Group, Inc.

CHARLES A. TRIBBETT III, Director since 2005, Age 51

Managing Director, Russell Reynolds Associates since December 1989, Co-Area Manager of the Chicago office since December 1994, and Co-Leader of the firm’s CEO/Board Services Practice since December 1995 (Worldwide recruiting firm).

FREDERICK H. WADDELL, Director since February 2006, Age 53

President and Chief Operating Officer of the Corporation and the Bank since February 2006 and Executive Vice President of the Bank from September 1997 to February 2006 and of the Corporation from March 2003 to February 2006.

BOARD AND BOARD COMMITTEE INFORMATION

Audit Committee

Current Members: Directors Burnham (Chair), Bynoe, Jain, Mooney, and Rowe

Number of Meetings in 2006: Five

Oversight Activities:

•	Appoints and evaluates the performance and independence of the Corporation’s independent registered public accounting firm
•	Meets with internal audit representatives; receives and discusses the internal audit program and the results of examinations
•

Meets with the Corporation’s independent registered public accounting firm; reviews and discusses their reports issued with respect to the Corporation’s annual consolidated financial statements and the internal financial control structure and procedures for financial reporting

The board of directors has determined that, in its opinion, all current members of the Corporation’s Audit Committee are “independent” directors as defined by The Nasdaq Stock Market, Inc. (“Nasdaq”), and that Messrs. Burnham, Mooney, and Rowe and Ms. Bynoe are “audit committee financial experts,” as defined by the Securities and Exchange Commission (“SEC”).

The board of directors of the Corporation has adopted a formal charter, most recently revised in February 2007, that governs the duties and responsibilities of the Audit Committee. The Audit Committee charter is available on the Corporation’s website at www.northerntrust.com and available in print to any stockholder who requests it in writing from the Corporation’s Corporate Secretary at the address indicated on the first page of this proxy statement.

Compensation and Benefits Committee

Current Members: Directors Crown (Chair), McCormack, Mooney, Smithburg, and Tribbett

Number of Meetings in 2006: Four

Oversight Activities:

•	Meets with internal human resources representatives and outside consultants and reviews compensation policy and executive compensation levels
•	Recommends stock and cash benefit and incentive plans, programs and payments
•	Administers certain stock and cash benefit and incentive plans and programs
•	Oversees management development and succession planning

The board of directors has determined that, in its opinion, all current members of the Corporation’s Compensation and Benefits Committee are “independent” directors as defined by Nasdaq.

The board of directors of the Corporation has adopted a formal charter, most recently revised in February 2007, that governs the duties and responsibilities of the Compensation and Benefits Committee. The Compensation and Benefits Committee charter is available on the Corporation’s website at www.northerntrust.com and available in print to any stockholder who requests it in writing from the Corporation’s Corporate Secretary at the address indicated on the first page of this proxy statement.

For information about the role of the Committee and management in the consideration and determination of executive and director compensation, please refer to the “Compensation Discussion and Analysis—Timing of Equity Compensation Awards”; “—Roles of the Committee and Management” presented elsewhere in this proxy statement.

The Committee retained Hewitt Associates, Inc., a nationally recognized compensation and benefits consulting firm, to provide information regarding competitive market data (including information with respect to the Corporation’s peer group companies), relevant legal and regulatory requirements, and corporate best practices in the compensation and benefits area. Representatives of Hewitt attended all meetings of the Committee at which 2006 executive compensation decisions were made.

Corporate Governance Committee

Current Members: Directors Smithburg (Chair), Burnham, Kelly, and Smith

Number of Meetings in 2006: Five

Oversight Activities:

•	Evaluates and recommends candidates for nomination to the board of directors
•	Recommends structure and membership of board committees
•	Considers candidates for the board recommended by stockholders

The board of directors has determined that, in its opinion, all current members of the Corporation’s Corporate Governance Committee are “independent” directors as defined by Nasdaq.

The board of directors of the Corporation has adopted a formal charter, most recently revised in November 2006, that governs the duties and responsibilities of the Corporate Governance Committee. The Corporate Governance Committee charter is available on the Corporation’s website at www.northerntrust.com and available in print to any stockholder who requests it in writing from the Corporation’s Corporate Secretary at the address indicated on the first page of this proxy statement.

Other Committees

The Corporation’s board of directors has three other standing committees. The Business Strategy Committee, whose members are Directors Kelly (Chair), Jain, Rowe, and Smith, reviews the policies, strategies, and performance of the various business units of the Corporation. The Business Risk Committee, whose members are Directors McCormack (Chair), Bynoe, Crown, Smith, and Tribbett, reviews the risks inherent in extending credit, managing assets and liabilities, and providing fiduciary services and other related matters. The Executive Committee, whose members are Directors Osborn (Chair), Burnham, Crown, Kelly, McCormack, and Smithburg, meets as required and may exercise the powers of the board in the intervals between meetings of the board, subject to limitations imposed by law. The board of directors of the Corporation has adopted a formal charter for each of these three standing committees governing its duties and responsibilities. Each charter is available on the Corporation’s website at www.northerntrust.com and available in print to any stockholder who requests it in writing from the Corporation’s Corporate Secretary at the address indicated on the first page of this proxy statement.

Meetings

The Corporation’s board of directors held six meetings during 2006. All persons who were directors during 2006 attended at least 75% of these meetings and meetings of committees on which they served. The Corporation has a Corporate Governance Guideline that states that all directors are expected to attend the annual meeting of the Corporation’s stockholders. All of the directors attended the 2006 annual meeting of stockholders.

CORPORATE GOVERNANCE

Director Independence

The board of directors has determined that, in its opinion, each person who served as a director of the Corporation in 2006 (including Robert A. Helman, who retired from the Board of Directors on April 18, 2006) and each director nominee for 2007 (other than William A. Osborn, the Chairman and Chief Executive Officer of the Corporation and the Bank, and Frederick H. Waddell, the President and Chief Operating Officer of the Corporation and the Bank) are “independent” directors as defined under applicable Nasdaq rules. In making its determinations of independence, the board considered certain categorical standards of independence as set forth in stock exchange corporate governance rules and all relevant facts and circumstances to ascertain whether there was any relationship between a director or director nominee and the Corporation that, in the opinion of the board, would interfere with the exercise of independent judgment in carrying out the responsibilities of the director, or any material relationship with the Corporation (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Corporation). The board also considered any transactions, relationships, or arrangements between the Corporation and each director of the Corporation in 2006 (including Mr. Helman) or director nominee for 2007 (other than Mr. Osborn and Mr. Waddell) either (i) directly or (ii) indirectly through an immediate family member of the director or director nominee, or an entity in which the director or director nominee is employed or is a general partner or principal or in a similar position or in which the director or director nominee and all other “related persons” (as defined below under “—Related Person Transaction Policy”) has a 10% or greater beneficial ownership interest (all relationships under (i) and (ii), collectively, the “Relationships”). In 2006, these Relationships included:

•

The Corporation’s payment for electric utility services provided directly or indirectly to the Corporation by a subsidiary of Exelon Corporation, at which Director Rowe serves as Chairman, President and Chief Executive Officer;

•	The Corporation’s contribution of conference sponsorship fees to Kellogg School of Management, Northwestern University, at which Director Jain serves as Dean; and

•

The following types of services provided by the Corporation or its subsidiaries in the ordinary course of business in connection with the Relationships (as identified by the name of the applicable former director, current director, or director nominee):

Trust and related services	Burnham, Bynoe, Helman, Kelly, McCormack, Mooney, Rowe, Smith
Credit services and other banking services (e.g., deposits, checking, treasury management)	Burnham, Bynoe, Chabraja, Crown, Helman, Kelly, McCormack, Mooney, Rowe, Smith, Smithburg
Investment management and related services	Helman, Kelly, Mooney, Rowe, Smith
Asset servicing and related services	Chabraja, Helman, McCormack, Smith
Qualified retirement plan services	Chabraja, Smith
Brokerage services	Bynoe, Chabraja, Helman, McCormack, Rowe, Smith, Smithburg
Securities lending, foreign exchange, and related services	Chabraja, Rowe, Smith

In each case, the Corporation’s directors and director nominees, other than Mr. Osborn and Mr. Waddell, could be determined to be independent under the categorical standards considered by the board, which are attached as Exhibit A to this proxy statement. A copy of the categorical standards is also available on the Corporation’s website at www.northerntrust.com.

Executive Sessions

The independent directors of the Corporation meet in executive sessions separate from management at least twice a year. The independent directors met in such executive sessions five times during 2006. The chairman of the Corporate Governance Committee or, in his or her absence, the chairman of the Audit, Compensation and Benefits, Business Risk, or Business Strategy Committees presides at the executive sessions of the independent directors.

Corporate Governance Guidelines

The Corporation has had Corporate Governance Guidelines in place since May 2000. These guidelines were most recently revised in November 2006. The Corporate Governance Committee is responsible for reviewing and reassessing, at least annually, the adequacy of the Corporate Governance Guidelines and recommending any changes to the board of directors for its approval. The Corporate Governance Guidelines embody many of the Corporation’s long-standing practices and incorporate new policies and procedures that strengthen its commitment to corporate governance best practices. A copy of the Corporate Governance Guidelines is available on the Corporation’s website at www.northerntrust.com and available in print to any stockholder who requests it in writing from the Corporation’s Corporate Secretary at the address indicated on the first page of this proxy statement.

Director Nominations and Qualifications

The Corporate Governance Committee is responsible for considering, evaluating, and recommending candidates for director. The Committee will consider persons nominated by stockholders in accordance with the nomination procedures specified in the Corporation’s by-laws or otherwise recommended by stockholders. The Corporation’s by-laws provide that stockholders may propose director nominations only if they give timely written notice, directed to the attention of the Corporation’s Corporate Secretary at the address indicated on the first page of this proxy statement, not less than 90 days and not more than 120 days prior to the anniversary date of the prior year’s annual meeting. The notice must contain the information required by the by-laws. Stockholders may recommend candidates for director by following the procedures for communicating with directors described below under “Communications with the Board and Independent Directors.” The Committee uses the same process for considering, evaluating, and recommending director candidates, regardless of whether a candidate is recommended by a stockholder, director, officer, third-party search firm, or any other person or group.

In its evaluation of director candidates, including persons recommended by stockholders, the Committee considers the factors specified in the Corporation’s Corporate Governance Guidelines, including the nature of the expertise and experience required for the performance of the duties of a director of a corporation engaged in the Corporation’s business and such matters as: relevant business and industry experience; professional background; age; current employment; community service and other board service. The Committee also considers the racial, ethnic, and gender diversity of the board in assessing individual candidates. The Committee seeks to identify, as candidates for director, persons with a reputation for and record of integrity and good business judgment who (i) have experience in positions with a high degree of responsibility and are leaders in the organizations with which they are affiliated, (ii) are free from conflicts of interest that could interfere with a director’s duties to the Corporation and its stockholders, and (iii) are willing and able to make the necessary commitment of time and attention required for effective board service. The Committee also takes into account a candidate’s level of financial literacy, and monitors the mix of skills and experience of the directors in order to assess whether the board has the necessary tools to perform its oversight function effectively. A full listing of the characteristics and qualifications of director candidates considered by the Committee is set forth in the Corporate Governance Guidelines on the Corporation’s website at www.northerntrust.com. Following its evaluation process, the Committee recommends its director nominees to the full board of directors, and the board makes the final determination of director nominees based on its consideration of the Committee’s recommendation and report.

Communications with the Board and Independent Directors

Stockholders and other interested persons may communicate any concerns they may have regarding the Corporation, including recommendations of candidates for director, to the board of directors or to any member of the board of directors by writing to them at the following address:

Northern Trust Corporation

Attention: [Board of Directors]/[Board Member]

c/o Corporate Secretary

Northern Trust Corporation

50 South LaSalle Street, M-9

Chicago, Illinois 60603

Communications directed to the independent directors should be sent to the attention of the Chairman of the Corporate Governance Committee, c/o the Corporate Secretary, at the address indicated above.

Any stockholder or other interested person who has a particular concern regarding accounting, internal accounting controls, or other audit matters that he or she wishes to bring to the attention of the Audit Committee of the board of directors may communicate those concerns to the Audit Committee or its Chairman, using the address indicated above.

A majority of the independent directors of the Corporation has approved procedures with respect to the receipt, review and processing of, and any response to, written communications sent by stockholders and other interested persons to the board of directors. Any written communication regarding accounting, internal accounting controls, or other matters are processed in accordance with procedures adopted by the Audit Committee.

Code of Business Conduct and Ethics

The board of directors of the Corporation has adopted a Code of Business Conduct and Ethics, most recently revised in November 2006, to:

•	Promote honest and ethical conduct, including fair dealing and the ethical handling of actual or apparent conflicts of interest;

•	Promote full, fair, accurate, timely, and understandable disclosure;

•	Promote compliance with applicable laws and governmental rules and regulations;

•	Ensure the protection of the Corporation’s legitimate business interests, including corporate opportunities, assets, and confidential information; and

•	Deter wrongdoing.

The Code satisfies applicable SEC and Nasdaq requirements and applies to all directors, officers (including the Corporation’s principal executive officer, principal financial officer, principal accounting officer and controller), and employees of the Corporation and its subsidiaries. A copy of the Code is available on the Corporation’s website at www.northerntrust.com. The Corporation intends to disclose any amendments to the Code, and all waivers from the Code for directors and executive officers, by posting such information on its website.

Related Person Transaction Policy

In February 2007, the Corporation, through its Audit Committee, adopted the “Northern Trust Corporation Policy and Procedures with Respect to Related Person Transactions” (the “RPT Policy”). The RPT Policy governs the review, approval, or ratification of transactions between the Corporation or its subsidiaries and any related persons. “Related persons” means the Corporation’s directors, nominees for director, executive officers, greater than five percent beneficial owners, members of their immediate family, and any firm, corporation, or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person and all other related persons has a 10% or greater beneficial interest.

The RPT Policy provides that the Corporation may undertake certain related person transactions in the ordinary course of business, including the following transactions:

•

An extension of credit to a related person that is made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with unrelated persons and does not involve more than the normal risk of collectibility or present other unfavorable features;

•	A transaction involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture, or similar services;

•

A transaction where the rates or charges involved in the transaction are determined by competitive bids, or the transaction involves the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority; and

•

Transactions identified in a resolution approved annually by the Audit Committee in which the Corporation or its subsidiaries provide products or services (such as trust services, investment management and related services, individual retirement account services, guardianship and trust administration services, qualified retirement plan services, banking services (including but not limited to private banking services, deposits, checking, and treasury management), credit services (including but not limited to personal lending, residential real estate mortgage lending, margin lending, lines of credit, letters of credit, and commercial lending services), brokerage services, foreign exchange services, and securities lending, transition management, and related services) to related persons on terms no less favorable to the Corporation and its subsidiaries as those prevailing at the time for comparable services to non-related persons.

Any other related person transaction involving amounts in excess of $120,000 must be approved or ratified by the Audit Committee or the Audit Committee Chair. In considering related person transactions, the Audit Committee or the Audit Committee Chair shall consider all relevant facts and circumstances and shall approve only those related person transactions that are in, or otherwise not inconsistent with, the best interests of the Corporation and its subsidiaries. In addition, the RPT Policy provides that (i) no immediate family member of an executive officer (other than a child, stepchild or parent of an executive officer, none of whom may be hired under the Corporation’s human resources policies) shall be hired by the Corporation and (ii) no immediate family member of a director shall be hired by the Corporation, in each case, unless the employment arrangement is reviewed and approved by the Compensation and Benefits Committee of the Corporation.

In 2006, directors, director nominees, and executive officers of the Corporation, as well as their immediate family members, and any firm, corporation, or other entity in which the director, director nominee, or executive officer is employed or is a general partner or principal or in a similar position or in which the director, director nominee, or executive officer and all other related persons has a 10% or greater beneficial ownership interest, were clients of, and engaged in the types of transactions identified in the bullet points above with, the Corporation and its subsidiaries. These transactions were undertaken in the ordinary course of business and on terms no less favorable to the Corporation and its subsidiaries as those prevailing at the time for comparable transactions with non-related persons. None of these transactions or any transactions in which the Corporation or its subsidiaries sold or purchased products and services were material to the Corporation or the other entity involved. Any extensions of credit to directors and executive officers of the Corporation were permitted under the provisions of the Sarbanes-Oxley Act of 2002.

Compensation and Benefits Committee Interlocks and Insider Participation

The Compensation and Benefits Committee of the board of directors consists of Directors Crown (Chair), McCormack, Mooney, Smithburg, and Tribbett. None of the members of the Compensation and Benefits Committee is or ever was an officer or employee of the Corporation or any of its subsidiaries. For information relating to any transactions between members of the Compensation and Benefits Committee and the Corporation, please refer to “—Related Person Transaction Policy” above.

SECURITY OWNERSHIP OF THE BOARD AND MANAGEMENT

The following table shows the beneficial ownership of the Corporation’s common stock for each director and director nominee, each executive officer named in the Summary Compensation Table elsewhere in this proxy statement, and all directors and executive officers of the Corporation as a group, as of January 1, 2007, unless otherwise indicated.

Name	Common Stock (1) and Stock Units (2) Owned as of January 1, 2007
	No. of Shares	Percent of Class	No. of Stock Units	No. of Performance Stock Units
Sherry S. Barrat	293,051(4)	*	28,153	6,399
Duane L. Burnham	2,000	*	23,532	—
Linda Walker Bynoe	2,000	*	1,066	—
Nicholas D. Chabraja	3,300	*	282	—
Susan Crown	12,400	*	4,003	—
Steven L. Fradkin	277,601(4)	*	36,899	6,399
Dipak C. Jain	1,000	*	7,734	—
Arthur L. Kelly	88,866	*	19,476	—
Robert C. McCormack	6,883,742(3)	3.15%	6,403	—
Edward J. Mooney	7,200	*	5,197	—
William L. Morrison	429,076(4)	*	51,045	7,039
William A. Osborn	2,220,409(4)	1.02%	380,177	30,927
John W. Rowe	1,000	*	12,265	—
Harold B. Smith	12,987,053(5)	5.94%	1,603	—
William D. Smithburg	8,300	*	60,443	—
Enrique J. Sosa	1,000(6)	*	—	—
Timothy J. Theriault	371,246(4)	*	49,045	7,039
Terence J. Toth	310,893(4)	*	36,826	6,826
Charles A. Tribbett III	1,000	*	5,115	—
Frederick H. Waddell	533,078(4)	*	75,286	8,532
All directors and executive officers as a group	21,013,683(4)(5)	9.61%	921,999	93,113
*Less than one percent of the outstanding common stock.

(1) The information contained in this table was furnished to the Corporation by the individuals named in the table and reflects the SEC’s definition of beneficial ownership. Except as noted below, the nature of beneficial ownership for shares shown in this table is sole voting and/or investment power (including shares as to which spouses and minor children of the individuals covered by this table have such power).

(2) All stock units shown in the table are vested, except for (i) 1,066 unvested stock units held by each non-employee director other than Mr. Chabraja who has 282 unvested stock units, (ii) the following unvested stock units held by the named executive officers: Ms. Barrat, 27,399 unvested stock units; Mr. Fradkin, 36,899 unvested stock units; Mr. Morrison, 51,039 unvested stock units; Mr. Osborn, 154,927 unvested stock units; Mr. Theriault, 49,039 unvested stock units; Mr. Toth, 36,826 unvested stock units; Mr. Waddell, 74,532 unvested stock units; and all directors and executive officers as a group, 560,120 unvested stock units, and (iii) all performance stock units granted to the Corporation’s executive officers in February 2006, as described in the “Compensation Discussion and Analysis—Equity Compensation—Performance Stock Units.” Stock units and performance stock units held by directors and executive officers do not have voting rights. Stock units held by the non-employee directors include stock units representing deferred cash compensation which, when paid, will be paid out in cash based upon the then current value of the common stock. See “Director Compensation—Deferral of Compensation” for additional information.

(3) Robert C. McCormack, as co-trustee with the Bank, Harold B. Smith and one other individual, share voting and investment power for 4,420,263 shares or 2.02% of the outstanding common stock. As co-trustee with the Bank, Mr. McCormack shares voting and investment power for 2,201,008 or 1.01% of the outstanding common stock. With respect to 112,296 shares or .05% of the outstanding common stock, he serves as co-trustee with the Bank and has sole voting and investment power. In addition, Mr. McCormack has sole voting and investment power as to 125,324 shares or .06% of the outstanding common stock that are held in two trusts.

(4) The number of shares shown includes shares issuable pursuant to stock options exercisable within 60 days after January 1, 2007, as follows: Ms. Barrat, 248,447 shares; Mr. Fradkin, 242,222 shares; Mr. Morrison, 372,486 shares; Mr. Osborn, 1,647,235 shares; Mr. Theriault, 340,845 shares; Mr. Toth, 276,841 shares; Mr. Waddell, 377,699 shares; and all directors and executive officers as a group, 4,389,744 shares.

(5)	See note 2 to the “Security Ownership of Certain Beneficial Owners” table.

(6)	Enrique J. Sosa, a director nominee, purchased 1,000 shares of common stock of the Corporation in February 2007.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation’s directors and executive officers, and beneficial owners of more than 10% of the Corporation’s stock, if any, to file with the SEC initial reports of ownership and reports of changes in ownership of any securities of the Corporation. Copies of these reports must also be provided to the Corporation.

To the Corporation’s knowledge, all the Corporation’s directors, executive officers, and beneficial owners of more than 10% of the Corporation’s stock made on a timely basis all filings required during 2006, except that Robert C. McCormack, a director of the Corporation, filed a late Form 4 to report a sale of shares. In making these disclosures, the Corporation relied on copies of the reports provided to the Corporation and written representations from reporting persons that no other reports were required.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table includes information concerning common stock ownership of stockholders who were the beneficial owners of more than 5% of the outstanding shares of the Corporation’s common stock as of January 1, 2007, unless otherwise indicated.

	Common Stock Owned (1) as of January 1, 2007

Name and Address	No. of Shares	Percent of Class
Harold B. Smith 3600 West Lake Avenue Glenview, Illinois 60025-5811	12,987,053(2)	5.94%
The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603	11,841,492(3)	5.41%

(1) The information contained in this table was furnished to the Corporation by the persons named in the table and reflects the SEC’s definition of beneficial ownership. The nature of beneficial ownership of the holdings shown in this table is set forth in notes 2 and 3 below.

(2) Harold B. Smith serves as co-trustee and shares voting and investment power with various family members and the Bank with respect to 8,468,432 shares or 3.87% of the outstanding common stock. As co-trustee with the Bank, Robert C. McCormack and one other individual, he shares voting and investment power for 4,420,263 shares or 2.02% of the outstanding common stock. With respect to 93,054 shares or .04% of the outstanding common stock, he serves as co-trustee and shares voting and investment power with other family members. Mr. Smith also has sole voting and investment power over 5,304 shares or .01% of the outstanding common stock held in a trust.

(3) The Bank, as Trustee of TIP, holds 11,841,492 shares or 5.41% of the outstanding common stock. Of these shares, 3,514,101 shares or 1.61% of the outstanding common stock are held in the Northern Trust Stock Fund of TIP, and 8,327,391 shares or 3.81% of the outstanding common stock are held in the Former ESOP Fund of TIP. TIP participants have the right to direct the Bank, as Trustee, to vote the shares held in their accounts, subject to Part 4 of Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). The Bank, as Trustee, will vote allocated shares for which no direction is received and unallocated shares, if any (together, “Undirected Shares”) in the same proportion as the shares for which direction is received, except as otherwise provided in accordance with ERISA. Under TIP, participants are “named fiduciaries” to the extent of their authority to direct the voting of shares held in their accounts and their proportionate share of Undirected Shares. With respect to investment power in the context of a tender offer, TIP participants have the right to direct the Bank, as Trustee, whether to tender shares held in their accounts, except to the extent such directions are contrary to ERISA. The Bank, as Trustee, shall not tender Undirected Shares, except as otherwise provided in accordance with ERISA.

In addition, as of January 1, 2007, the Bank and its affiliates individually acted as sole or co-fiduciary with respect to trusts and other fiduciary accounts which own, hold or control through intermediaries in the aggregate 26,619,259 shares or 12.17% of the outstanding common stock over which the Bank and its affiliates have, directly or indirectly, sole or shared voting power and/or sole or shared investment power. No single trust or other fiduciary account holds a beneficial ownership interest in excess of 5%. Of these shares, the Bank and its affiliates have sole voting power with respect to 8,914,047 shares or 4.08% of the outstanding common stock, and they share voting power with respect to 15,729,074 shares or 7.19% of the outstanding common stock. They have sole investment power with respect to 4,215,161 shares or 1.93% of the outstanding common stock, and they share investment power with respect to 15,764,695 shares or 7.21% of the outstanding common stock.

As of January 1, 2007, Northern Trust directors and employees as a group beneficially owned over 13% of the Corporation’s common stock. In addition, the Corporation estimates that at least 3% of the Corporation’s common stock was beneficially owned by Northern Trust retirees as of January 1, 2007.

EXECUTIVE COMPENSATION

COMPENSATION AND BENEFITS COMMITTEE REPORT

The Compensation and Benefits Committee of the board of directors hereby furnishes the following report to the stockholders of the Corporation in accordance with rules adopted by the Securities and Exchange Commission.

The Compensation and Benefits Committee states that it has reviewed and discussed with management the Corporation’s Compensation Discussion and Analysis contained in this proxy statement.

Based upon this review and discussion, the Compensation and Benefits Committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement.

This report is submitted on behalf of the members of the Compensation and Benefits Committee:

Susan Crown, Chair

Robert C. McCormack

Edward J. Mooney

William D. Smithburg

Charles A. Tribbett III

COMPENSATION DISCUSSION AND ANALYSIS

Executive Compensation Philosophy

The Corporation’s executive compensation program is designed to attract, motivate, and retain individuals who will contribute to the Corporation’s success and the creation of stockholder value.

The Corporation emphasizes “total compensation” in establishing its executive compensation levels, with each element of total compensation serving a specific purpose. Total compensation consists principally of cash compensation (base salaries and annual cash incentives), equity compensation (stock options, restricted stock units, and performance stock units), and retirement benefits.

Cash compensation rewards short-term performance, typically the achievement of annual financial and non-financial goals of the Corporation. The Corporation uses equity compensation to help ensure that a significant portion of the executive’s total compensation is tied to the longer-term performance of the Company’s common stock. In the case of cash compensation and equity compensation alike, the Corporation retains the flexibility to recognize and reward superior company, business unit, and individual performance by differentiating the awards made to individual executives. The retirement program provides post-employment financial security based on length of service by executives and other employees with the Corporation.

The Corporation has adopted the following criteria in the design of its executive compensation program:

•

Executive compensation should be “performance based.” Significant short-term and longer-term financial rewards are linked to the Corporation’s success as defined by certain financial goals. A significant portion of the executive officers’ cash and equity compensation is variable and depends on company, business unit, and/or individual performance. This component of executive compensation increases if performance goals are achieved or exceeded and, correspondingly, decreases if performance goals are not achieved.

•

Executive compensation should be “stockholder-aligned.” The Corporation’s executive compensation program emphasizes equity incentive compensation in order to align more sharply the executive officers’ interests with those of the Corporation’s stockholders. The use of restricted stock units, performance stock units, and stock options is designed to encourage and motivate executive officers to act as owners with an equity stake in the Corporation.

•

Executive compensation should be “competitive.” The Corporation’s executive compensation program is designed to compensate individuals at levels that are competitive with similar positions to those in a peer group of financial services organizations, adjusted as necessary to reflect the relative financial and operating performance of the Corporation and these peer organizations. For 2006, the 12 companies comprising the Corporation’s peer group were:

— The Bank of New York Company, Inc. — Fifth Third Bancorp — Mellon Financial Corporation — The PNC Financial Services Group Inc. — SunTrust Banks, Inc. — Wachovia Corporation	— Comerica Incorporated — Key Corp — National City Corporation — State Street Corporation — U.S. Bancorp — Wells Fargo & Company

All of these companies are included in the Keefe, Bruyette & Woods 50 Index, a market-capitalization-weighted bank stock index used by the Corporation in the performance graph presented in the Corporation’s Financial Annual Report to Shareholders. The nature of the Corporation’s business presents challenges in identifying similar organizations for comparison purposes; however, the Corporation believes that the companies listed in the above peer group fairly represent its principal competition for executive talent and are an appropriate benchmark for comparing corporate performance.

The key design features of the Corporation’s executive compensation program described above have enabled the Corporation, over time, to achieve strong performance and to maintain executive leadership through identification, development, and promotion of talent from within its officer population, as evidenced by the fact that the named executive officers in this proxy statement have been employed by the Corporation for an average of 21 years and a minimum of 10 years. In turn, the Corporation’s historical success in retaining its executive leadership has influenced the nature and scope of the Corporation’s executive compensation program with respect to its use of stock options and performance stock units.

Elements of the Corporation’s Executive Compensation Program

The principal elements of the Corporation’s executive compensation program are cash compensation, equity compensation, and retirement benefits. The Corporation also provides a limited number of perquisites and other benefits as well as certain benefits in the event of a change in control and severance benefits. Each of these compensation elements is described below.

Cash Compensation

The Corporation pays two types of cash compensation to its named executive officers: base salaries and annual cash incentives.

Base Salaries. The Corporation believes that base salaries should provide a fixed level of annual income consistent with an executive officer’s position and responsibilities. Base salaries of the Corporation’s executive officers are targeted at approximately the median of salaries for similar positions in the peer group companies used for comparison purposes, adjusted in the judgment of the Compensation and Benefits Committee (as used in this section, the “Committee”) to reflect an executive’s experience and qualifications. Annual base salary adjustments are designed principally to recognize an executive officer’s performance and contributions over the prior year. Adjustments to base salary also take into account relevant peer group company information, significant changes in assignment or scope of responsibility, individual performance relative to established goals and expectations for the position, and the Corporation’s general salary administration policy for the particular year. Annual base salary adjustments are generally effective April 1. Salary adjustments, if any, for promoted executives typically take effect upon the executives’ promotion date and assumption of new responsibilities.

For 2006, the base salary for Mr. Osborn, Chairman and Chief Executive Officer (“CEO”) of the Corporation, was increased by $50,000. This increase in Mr. Osborn’s base salary, his first since 2004, was consistent with the Corporation’s 2006 salary policy, reflects the Committee’s evaluation of Mr. Osborn’s performance in 2006, and positions Mr. Osborn’s base salary at approximately the median level of CEOs in the Corporation’s peer group companies. The base salary for Mr. Waddell was increased by $150,000 in recognition of his promotion from Corporate and Institutional Services Business Unit Head to President and Chief Operating Officer (“COO”) of the Corporation. The base salaries of the other named executive officers—Messrs. Fradkin, Morrison, Theriault, and Toth—were each increased by $25,000 in accordance with the Corporation’s 2006 salary policy to reflect their individual performance and to align their base salaries at approximately the median level of their counterparts at the Corporation’s peer group companies. These base salary increases were effective April 1, 2006. In January 2006, the base salary of Ms. Barrat was increased by $150,000 in recognition of her promotion from President of Northern Trust California to President of Personal Financial Services.

At its February 2007 meeting, the Committee approved the following new base salaries, effective April 1, 2007, for the named executive officers: Mr. Osborn: $1,100,000; Mr. Fradkin: $500,000; Mr. Waddell: $725,000; Mr. Morrison: $550,000; Mr. Theriault: $550,000; Ms. Barrat: $550,000; and Mr. Toth: $525,000.

Annual Cash Incentives. The Corporation provides annual cash incentives as performance based compensation to reward successful achievement of financial and operating objectives for the most recent fiscal year.

The Committee determines and approves annual cash incentives for the Corporation’s executive officers under the provisions of the stockholder-approved Management Performance Plan (the “MPP”). Awards under the MPP qualify as performance based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) because they are tied to the Corporation’s net income results for the prior year and may not exceed the following maximum award limitations as fixed by the MPP: (i) the award for the Chairman and CEO may not exceed 0.6% of consolidated net income (or approximately $4.0 million for 2006); (ii) the award for the President and COO may not exceed 0.4% of consolidated net income (or approximately $2.7 million for 2006); and (iii) the award for each of the other MPP participants, including all of the named executive officers, other than the Chairman and CEO and the President and COO, may not exceed 0.3% of consolidated net income (or approximately $2.0 million for 2006).

The Committee targeted 2006 annual cash incentives for each named executive officer as a percentage of base salary ranging from 0% to 300% based upon cash bonus information of its peer group companies as well as the officer’s position, responsibilities and performance, subject to the MPP award limitations described above.

As shown in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table, actual awards for 2006 were within the targeted award range and reflected the following factors:

•

The Corporation’s financial and operating performance for 2006, including revenue growth of 14%, positive operating leverage, 14% growth in earnings per share, a return on common equity of 17.6%, a 21% increase in assets under custody, and a 13% increase in assets under management, in each case, as compared to its projected financial and operating performance for 2006 and its financial and operating performance for 2005;

•	The net income for the year of the business unit for which the named executive officer is responsible as compared to its projected net income for that year and its net income for the prior year;

•	The individual accomplishments and contributions of the named executive officer to the Corporation’s and the business unit’s performance;

•	The named executive officer’s success in achieving individual business goals, including leadership, communication, ethics, diversity, and the development of senior officers; and

•	The recommendations of the CEO with respect to each named executive officer other than himself.

Annual cash incentive awards made to the named executive officers for 2006 are also shown in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table presented elsewhere in this proxy statement.

Named executive officers may elect to have all or any portion of an annual cash incentive award deferred under the Northern Trust Corporation Deferred Compensation Plan (“DCP”) for a fixed term of years, until separation from service, death, disability, or until the occurrence of some other distribution event consistent with the requirements of the Code. Upon election, amounts deferred may be invested in various funds, generally consistent with those provided to all employees who participate in TIP, which is a 401(k) plan.

Equity Compensation

The Corporation uses equity compensation to provide longer-term incentives for its named executive officers and other executives to enhance stockholder value. The use of equity compensation serves to align the interests of the named executive officers and other executives with those of the Corporation’s stockholders. The Corporation believes that using meaningful time periods for vesting and other features of the awards contributes to continuity and stability within the Corporation’s executive leadership.

The Corporation’s equity compensation is performance based in two important respects. First, the level of the equity compensation award takes account, as described below, of an executive’s performance, the Corporation’s performance, and the contributions made by the executive to the Corporation’s performance. Second, equity compensation in the form of stock options and performance stock units will not provide any financial benefit to an executive unless the stock price increases in the case of stock options and the performance goals are satisfied in the case of performance stock units.

Consistent with the Corporation’s objective of providing total compensation that is competitive for comparable positions at the Corporation’s peer group companies, the Corporation reviews and considers the size, type, and mix of equity awards granted to the named executive officers and other executives by its peer-group companies.

Equity compensation typically takes the form of stock options, restricted stock units (which convert into shares of common stock on a one-for-one basis, subject to satisfaction of a vesting period), and performance stock units (which also convert into shares of common stock on a one-for-one basis, subject to the achievement of designated performance goals). The Corporation’s 2002 Stock Plan, which was approved by stockholders at the 2002 annual meeting, also provides for the issuance of other types of equity-based awards, including stock awards, stock appreciation rights, and performance shares.

The Corporation first determines the total dollar amount of equity compensation that it seeks to provide in a given year to each named executive officer and then allocates that dollar amount among stock options, restricted stock units, and performance stock units based on the fair market value of the awards at the date of grant. The fair market value of the stock options is determined using a methodology substantially similar to the Black-Scholes methodology. The values of restricted stock unit and performance stock unit awards are discounted from their values as calculated under the Statement of Financial Accounting Standard No. 123(R) (“SFAS No. 123(R)”) to reflect risks of forfeiture (non-vesting) of these awards due to the potential of not satisfying the required service or performance requirements under these awards. The valuation of the Corporation’s equity compensation is consistent with the valuation of the equity awards of the Corporation’s peer group companies considered by the Corporation in determining the total dollar amount of equity compensation to be provided to the named executive officers.

For 2006, the Corporation targeted the total dollar amount of equity compensation, valued as described above, at approximately seven-to-eight times base salary for the Chairman and CEO, approximately four-to-five times base salary for the President and COO, and approximately three-to-four times base salary for the other named executive officers.

Based on its 2006 equity compensation targets, the Corporation then fixed the actual total dollar amount of equity compensation for each named executive officer in 2006 in connection with a corporate-wide review and evaluation of the Corporation’s executive talent that considered the following factors:

•	An assessment of the named executive officer’s individual performance, level of contribution, demonstrated leadership, and potential to contribute to the longer-term success of the Corporation;

•	The recommendations of the CEO with respect to each named executive officer other than himself;

•	The value of equity compensation awarded to the named executive officer in the prior two years; and

•

The number of shares retained by the named executive officer from equity compensation awards received during the course of employment with the Corporation relative to the Corporation’s stock ownership target guidelines.

There is no formula that assigns specific weight to these factors, and the relative importance of these factors may vary year to year. In most years, as was the case in 2006, the CEO’s recommendation is a very significant factor in the setting of equity compensation for named executive officers other than the CEO.

In 2006, the Corporation allocated its equity compensation in the following manner:

•	Stock options—approximately 60% of the total value of equity compensation;

•	Restricted stock units—approximately 20% of the total value of equity compensation; and

•	Performance stock units—approximately 20% of the total value of equity compensation.

This allocation reflects a greater use in 2006, as compared to 2005, of performance based awards, particularly performance stock units, and less reliance on restricted stock units where vesting is tied exclusively to continued employment. The Corporation made these changes principally for the following reasons: (i) SFAS No. 123(R) negatively affected the accounting treatment for stock options; (ii) the current allocation of awards is more in line with the practices of the Corporation’s peer-group companies; (iii) the use of stock units provides greater tax deferral opportunities for the named executive officers and results in less dilution for the Corporation and its stockholders; (iv) performance stock units permit the Corporation to reward performance based upon the achievement of objective performance criteria; and (v) the different types of equity awards allow the Corporation to distinguish between incentives based on continued employment and incentives based on performance. For similar reasons, the Corporation, acting through the Committee at its February 2007 meeting, allocated its 2007 equity compensation almost equally between performance stock units and stock options, and chose not to grant any restricted stock units to the named executive officers.

Restricted Stock Units. Each restricted stock unit entitles an executive to receive one share of stock in the year in which the award vests. Restricted stock units vest over a specified vesting period determined by the Committee. The 2006 restricted stock units vest at a rate equal to 50% on the third anniversary of the date of grant and 50% on the fourth anniversary of the date of grant.

Dividend equivalents on the restricted stock units are paid on a current basis prior to vesting and distribution. If the executive dies, becomes disabled, or retires during the vesting period, or the executive’s employment is terminated during the vesting period under certain circumstances entitling the executive to severance benefits, the executive will be entitled to receive a distribution of a prorated number of restricted stock units. In addition, if an executive is a Management Committee member on the date of grant, is age 55 or older on the date of termination of employment, and does not compete with the Corporation during the vesting period, a prorated number of restricted stock units is eligible for distribution at the completion of the vesting period. In other instances where the executive leaves the Corporation during the vesting period, the restricted stock units are forfeited. Upon a change in control of the Corporation, all restricted stock units become fully vested.

Restricted stock unit awards made in 2006 to the named executive officers are shown in the Grants of Plan-Based Awards table presented elsewhere in this proxy statement.

Performance Stock Units. Performance stock units entitle an executive to receive shares of common stock, on a one-for-one basis, in the year in which the award vests. The 2006 performance stock units vest subject to the satisfaction of a performance goal based on the Corporation’s average annual earnings per share growth over the three-year period ending December 31, 2008, as more specifically described in the footnote to the “Stock Awards” column of the Summary Compensation Table presented elsewhere in this proxy statement. The 2006 performance stock units otherwise mirror the 2006 restricted stock units in terms of the payment of dividend equivalents, payment upon death, disability, retirement, termination of employment, and a change in control.

Performance stock unit awards made in 2006 to the named executive officers are shown in the Grants of Plan-Based Awards table presented elsewhere in this proxy statement.

At its February 2007 meeting, the Committee granted the following number of performance stock units, with vesting subject to satisfaction of a performance goal based on the Corporation’s average annual earnings per share growth over the three-year period ending December 31, 2009, to the named executive officers: Mr. Osborn: 86,806; Mr. Fradkin: 17,888; Mr. Waddell: 28,936; Mr. Morrison: 17,888; Mr. Theriault: 17,888; Ms. Barrat: 17,888; and Mr. Toth: 16,836.

Stock Options. Stock options are granted with an exercise price equal to the market price of the common stock on the date of grant and expire 10 years after the date of the grant. This approach is designed to motivate the executive to contribute to the creation of stockholder value over the long term. The Corporation currently grants only non-qualified stock options because it believes that the tax benefits to the Corporation of non-qualified stock options outweigh the potential tax benefits to the named executive officers of incentive stock options.

Stock options vest over a specified vesting period determined by the Committee. The 2006 stock options vest in equal installments over a four-year vesting period ending in 2010. If the executive dies or becomes disabled, the stock options (whether vested or unvested) become vested and may be exercised until the earlier of five years following death or disability or the expiration date of the option. If the executive retires, the stock options continue to vest in accordance with their terms and, once vested, may be exercised until the earlier of five years following retirement or the expiration date of the option. If the executive’s employment is terminated under certain circumstances entitling the executive to severance benefits, the executive’s stock options (whether vested or unvested) may be exercised until the earlier of 180 days following termination of employment or the expiration date of the option. If the executive is a member of the Management Committee on the date of grant, is age 55 or older with a minimum of 10 years of employment on the date of termination of employment, and is not otherwise retirement-eligible pursuant to the Corporation’s retirement policy, the stock options continue to vest and, once vested, may be exercised until the earlier of five years following termination of employment or the expiration date of the option. In other instances, vested stock options expire on the earlier of three months following termination of employment or the expiration date of the option, and unvested stock options expire on termination of employment. Upon a change in control of the Corporation, all stock options become vested and exercisable.

Stock options made in 2006 to the named executive officers are shown in the Grant of Plan-Based Awards table presented elsewhere in this proxy statement.

At its February 2007 meeting, the Committee granted the following number of stock options, with a four-year vesting period ending in 2011, to the named executive officers: Mr. Osborn: 195,313; Mr. Fradkin: 40,247; Mr. Waddell: 65,105; Mr. Morrison: 40,247; Mr. Theriault: 40,247; Ms. Barrat: 40,427; and Mr. Toth: 37,879.

Timing of Equity Compensation Awards

The Committee currently meets in February of each year to consider and act with respect to stock option and stock unit awards (including both restricted stock units and performance stock units) for the Corporation’s executive officers for the then current fiscal year. This is the same meeting at which annual salary adjustments are made, and cash incentive awards under the MPP are determined based on performance during the recently completed year. The Committee’s February meeting follows the Corporation’s public release of its earnings results for the recently completed fiscal year.

The Committee, on occasion, may grant additional equity awards at other times during the year to newly hired or newly promoted executive officers or, in isolated cases, for special retention purposes. For each grant approved by the Committee, the date of grant is the date on which the Committee acts to approve the award. The Committee acts in strict compliance with the requirements of the Northern Trust Corporation 2002 Stock Plan, including the requirement that stock options may not be granted at less than 100% of the fair market value of the Corporation’s common stock on the date of grant. The Corporation does not time the grants of its equity compensation awards for the purpose of affecting the value of such executive compensation, nor does it time grants to precede or follow disclosures of material nonpublic information.

The Committee has authorized the CEO, the President and COO, and the Executive Vice President, Human Resources and Administration to grant non-qualified stock options and restricted stock units to certain employees (but not including any named executive officer or other executive officers subject to Section 16 under the Securities Exchange Act of 1934), subject to certain conditions and limitations. These grants are effective as of the date of the next regularly scheduled meeting of the Committee following such grant, with the exercise price of the stock options equal to 100% of the fair market value on the effective date. This delegated authority is designed for limited use in connection with new hires or newly promoted executive officers, or for special retention purposes, and in 2006, was exercised with respect to only two individual awards.

Retirement Benefits

The named executive officers participate in The Northern Trust Company Pension Plan (the “Pension Plan”) and TIP on the same terms as all other United States-based eligible employees. The named executive officers also participate in the Northern Trust Corporation Supplemental Pension Plan (“Supplemental Pension Plan”) and the Northern Trust Corporation Supplemental Thrift-Incentive Plan (“Supplemental TIP”), which provide eligible employees, including the named executive officers, with the portion of their retirement benefits that cannot be paid under the Pension Plan and TIP due to applicable Code and Pension Plan limits.

The purpose of the Corporation’s retirement program is to provide financial security in retirement in two ways: (i) an employer-provided basic benefit under the Pension Plan and Supplemental Pension Plan and (ii) employee contributions, together with matching and profit sharing contributions from the employer, under TIP and Supplemental TIP. The design of the Corporation’s retirement program for employees, including the named executive officers, reflects the following considerations:

•

Competitiveness: The Corporation targets aggregate retirement benefits at approximately the median level of certain peer group companies, including those identified above. Retirement benefits are designed with respect to employees as a group and thus are not specifically structured for the named executive officers.

•

Income replacement: The Corporation targets aggregate retirement benefits, including employer-provided contributions, and Social Security benefits, for an employee with 25 years of service equal to approximately 80% of current income.

•	Individual savings: The retirement program encourages employees to contribute to their individual retirement savings through participation in TIP and Supplemental TIP.

Pension Plan and Supplemental Pension Plan. The Pension Plan and the Supplemental Pension Plan together provide named executive officers with an annual benefit paid at age 65 equal to the executive’s average compensation for his or her highest 60 consecutive calendar months prior to retirement, multiplied by 1.8% and then further multiplied by years of credited service up to a maximum of 35 years. This amount is then reduced by an amount based on the executive’s Social Security covered compensation and credited service. The portion of this benefit not in excess of various limits imposed by the Code and Pension Plan is paid under the Pension Plan, and the portion of the executive’s benefit in excess of these amounts, if any, is paid under the Supplemental Pension Plan. This benefit is reduced if the executive retires and begins receiving benefit payments before age 62 (or age 60 under certain circumstances). All named executive officers have completed five years of vesting service and thus are fully vested in their pension benefits.

The aggregate change during 2006 in the actuarial present value of each named executive officer’s accumulated retirement benefit under the Pension Plan and Supplemental Pension Plan appears in the column “Change in Pension Value and Nonqualified Deferred Compensation Earnings” in the Summary Compensation Table presented elsewhere in this proxy statement. The actuarial present value of each named executive officer’s accumulated retirement benefit under the Pension Plan and Supplemental Pension Plan and the number of years of his or her credited service appear in the Pension Benefits table presented elsewhere in this proxy statement.

TIP and Supplemental TIP. Under TIP, named executive officers can defer a portion of their base salary and receive employer matching contributions equal to 100% of the first 3% of deferred salary and 50% of the next 3% of deferred salary, for a maximum matching contribution of 4.5% of salary. In addition, for each year in which the Corporation attains an annual earnings goal, the executives are entitled to a profit sharing contribution equal to 1% of base salary, up to the annual Code compensation limit.

Under Supplemental TIP, named executive officers can contribute a portion of their base salary that exceeds the annual Code compensation limit ($220,000 in 2006). The Corporation makes a matching contribution under Supplemental TIP using the formula in TIP. The Corporation makes no profit sharing contribution to Supplemental TIP unless other applicable Code limits would prevent the full profit sharing contribution from being made to TIP. The named executive officers are fully vested in their retirement benefits under TIP and Supplemental TIP.

The employer’s matching and profit sharing contributions made under TIP and Supplemental TIP on behalf of each named executive officer are included in the “All Other Compensation” column of the Summary Compensation Table presented elsewhere in this proxy statement.

Perquisites and Other Benefits

Perquisites are not a principal element of the Corporation’s executive compensation, and unlike the Corporation’s cash and equity compensation, perquisites are not analyzed and evaluated under the “performance based,” “stockholder-aligned,” and “competitive” criteria which are central to the Corporation’s executive compensation philosophy. The Corporation’s perquisites are limited in number and modest in dollar value in comparison to its principal elements of compensation. They are intended to assist executive officers in the performance of their duties on behalf of the Corporation, to help them manage some forms of compensation to realize their intended value, or otherwise to provide benefits that have a combined personal and business purpose.

The Committee annually reviews the types and costs of perquisites provided by the Corporation to its executive officers to be sure that the perquisites are in line with the philosophy described above. The Corporation provided the following perquisites to its executive officers in 2006:

•	Financial consulting and tax return preparation services;

•

Personal use of automobiles under the Corporation’s travel and entertainment policy, which requires reimbursement of personal use of automobiles, except in limited circumstances where there is a related business purpose; and

•	Housing assistance in limited cases where an executive officer relocates for business reasons.

The Corporation reimburses the named executive officers for the payment of personal income taxes in connection with the use of company automobiles for business-related purposes that is considered a taxable benefit to the named executive officer. The named executive officers also participate in the employer’s medical, retiree medical, dental and life insurance programs on the same terms as other employees.

Disclosure of the dollar value of each perquisite provided to the named executive officers in 2006 is set forth in the table entitled “Perquisites” under the Summary Compensation Table presented elsewhere in this proxy statement.

Change in Control Benefits

The Corporation believes it is in the interests of the Corporation and its stockholders in the event of a change in control to provide employment security arrangements for certain key executive officers of the Corporation. As a part of its executive compensation program, therefore, the Corporation entered into employment security agreements with each of its named executive officers and certain other executives. On February 20, 2007, the Corporation and Mr. Osborn, Chairman and CEO of the Corporation terminated, at his request, his employment security agreement. Accordingly, the following description applies to the employment security agreements in place with each named executive officer other than Mr. Osborn.

The purpose of these agreements is to provide an executive with sufficient security so that the executive is not distracted from job duties, financially threatened by potential job loss, or motivated to act contrary to the best interests of the Corporation and its stockholders prior to, during, or after a change in control. The Corporation believes the employment security agreements are critical to its ability to attract and retain key executives for the following reasons:

•	The Corporation does not have employment agreements or any other long-term arrangements with its named executive officers;

•

The protection afforded by the employment security agreements provides appropriate incentive for the Corporation’s executives to consider any change in control that is in the best interests of the Corporation; and

•	Change in control protection for executives is prevalent in the competitive environment in which the Corporation operates.

Payments under the employment security agreements are subject to a “double-trigger”: first, a change in control must occur and second, within two years following the change in control, the executive must voluntarily terminate employment for “good reason” (e.g., a reduction in job duties or responsibility, reduced or adverse changes in employment compensation or benefit programs, requirements for travel or relocation) or the executive’s employment must be terminated involuntarily without “good cause” (e.g., dishonesty, fraud, breach of trust, poor performance). The employment security agreements also protect an executive if the executive’s employment terminates for “good reason” or without “good cause,” as described above, during the period pending a change in control, defined generally as the period after approval by the stockholders and prior to the effective time of certain change in control events. Change in control is defined in the employment security agreements to include the acquisition of more than 20% of the Corporation’s common stock, certain mergers, consolidation and asset transfers, or the election, without the consent of two-thirds of the incumbent board of directors, of the lesser of three directors or a majority of the directors then in office.

Change in control benefits under the employment security agreements generally include a lump sum cash payment equivalent to three years’ base salary and bonus and a prorated bonus for the year of termination, continuation of medical, dental, life insurance, and other similar benefits for three years, and full vesting of stock options, restricted stock units, and performance stock units. Terminated executives also receive a five-year post-termination exercise period for all outstanding non-qualified stock options and incentive stock options granted on or after September 25, 2001, and a three-year age and service credit, if necessary, to qualify for early or normal retirement, as applicable, under the Corporation’s Supplemental Pension Plan and to qualify for participation in the Corporation’s retiree medical program. The employment security agreements also provide that the Corporation will reimburse the executives for any excise tax imposed on payments under the agreements as well as taxes imposed on such reimbursement amounts.

Disclosure of potential change in control benefits payable to each named executive offer, assuming a change in control of the Corporation and termination of employment on December 29, 2006, is set forth below under “Potential Payments Upon Termination of Employment or a Change in Control of the Corporation.”

Severance Benefits

The Corporation maintains a severance plan for eligible salaried employees, including the named executive officers. The purpose of the severance plan is to provide reasonable severance benefits to employees who are involuntarily terminated without cause due to a reduction in force, job elimination or similar reasons specified in the severance plan. The Corporation believes that the availability of severance benefits allows the Corporation to compete with its peer group companies in attracting and retaining key executives.

The named executive officers receive severance benefits that include a lump sum payment of two weeks of base salary for each year of completed service up to but less than 25 years, or 52 weeks of base salary for 25 years or more of completed service to the Corporation. The named executive officers also would be entitled to a COBRA subsidy based on their length of service to help cover the costs of continuation coverage under the employer’s medical and dental plans, full vesting under TIP and Supplemental TIP, one additional year of vesting service under the Pension Plan and the Supplemental Pension Plan, enhanced early retirement eligibility under the Pension Plan for employees who have reached age 54 with 14 years of credited service, and outplacement assistance.

The above-described severance benefits are contingent upon execution of a release, waiver and settlement agreement with the Corporation. Severance payments will be reduced by any severance payments made under employment security agreements or any other benefit plan, program or individual contract.

Other Factors Relevant to the Determination of Executive Compensation

Stock Ownership Target Guidelines

Stock ownership and stock retention levels are among the factors in the setting of executive compensation for the named executive officers and other executives. Effective January 1, 2006, the Corporation implemented stock ownership target guidelines for the Corporation’s executive officers and directors. The guidelines identify a target number of shares of common stock that the executive officers and directors are expected to accumulate and hold within five years. The specific stock ownership target guidelines are based on the lesser of (i) a multiple of base salary ranging from two-to-five times and (ii) a fixed number of shares, depending upon the executive officer’s position and responsibilities.

The target guideline applicable to the CEO is the lesser of shares equal to five times base salary or 125,000 shares. For the other named executive officers, the target guideline ranges from the lesser of shares equal to three-to-four times base salary or 37,500 to 75,000 shares. For directors, the target guideline is the lesser of shares equal to five times the annual retainer or 10,000 shares, of which 1,000 shares are expected to be owned within the first year of joining the board and the remainder are expected to be owned within five years of joining the board. In all cases, the calculation of shares of common stock includes shares purchased on the open market, shares owned jointly with or separately by spouses and children, shares held through TIP and Supplemental TIP, shares obtained through stock option exercises (but not including unexercised stock options) and stock award distributions, vested stock units and 50% of unvested restricted stock units and stock awards. In addition, there is an expectation that the executive officers and directors will retain 75% of the net shares received from stock awards and stock options, after deductions for taxes and option exercise costs, beginning with grants and distributions on or after January 1, 2007, regardless of whether the stock ownership target guideline has been met.

Each named executive officer and director currently meets or exceeds the stock ownership target guidelines.

Roles of the Committee and Management

At its February meeting each year, the Committee reviews the total compensation of each named executive officer of the Corporation. The Committee has adopted guidelines used to set base salaries, determine annual cash incentives for the year just concluded, and approve equity incentive awards for the current year. The guidelines are used by the Committee and the CEO to align the components of individual compensation with respect to the named executive officer’s individual responsibilities, contributions, and the overall success of the Corporation’s business. Total compensation is determined within the context of providing an appropriate mix of base salary, cash and equity incentives, and retirement benefits. During the course of the year, the Committee also reviews the Corporation’s retirement benefit program and other forms of benefits and compensation, including perquisites, that may be paid to the named executive officers.

The Committee makes executive compensation decisions after careful review and analysis of information deemed relevant. In doing so, it considers all components of the Corporation’s executive compensation program in total rather than looking at any one component in isolation. In its review, the Committee recognizes and considers the impact that certain compensation actions may have on the potential values of other pay and benefit programs. In making compensation decisions, the Committee reviews summary sheets (sometimes referred to as tally sheets) showing the dollar value of the following components of compensation and benefits for each named executive officer during their recent history with the Corporation, including:

•	Base salaries;

•	Annual cash incentives;

•	Deferred annual cash incentives, together with the interest paid thereon;

•	Equity awards, including awards of stock options, restricted stock units, restricted stock and performance shares;

•	Retirement benefits;

•	Employment security benefits under certain situations associated with a change in control of the Corporation;

•	Health and welfare benefits (medical, dental, disability and life insurance programs); and

•	Perquisites and other benefits.

The Committee considers the input of the Corporation’s management, including, in particular, the Human Resources Department. The Human Resources Department collects relevant historical and peer group company compensation and works with the CEO and the Committee in setting preliminary compensation levels for all named executive officers other than the CEO. The Committee also receives competitive market data and advice from Hewitt Associates, Inc., a nationally recognized compensation and benefits consulting firm.

Deductibility of Executive Compensation

The Corporation views the tax deductibility of executive compensation under Section 162(m) of the Code as an important factor to be considered in determining the forms and amounts of executive compensation. The Corporation, through the Committee, reviews each material element of compensation on a continuing basis and takes steps to assure deductibility if that can be accomplished without sacrificing flexibility and other important elements of the overall executive compensation program.

Base salary and the amounts set forth in the “All Other Compensation” column of the Summary Compensation Table do not by their nature qualify as “performance based compensation” under Section 162(m). The Corporation has taken appropriate steps, including obtaining stockholder approval, to qualify the MPP and the 2002 Stock Plan as “performance based compensation” so that cash awards under the MPP and awards of stock options and performance stock units under the 2002 Stock Plan are or will be fully deductible. The Corporation also provides in its restricted stock unit agreements under the 2002 Stock Plan that the payment of the stock units is mandatorily deferred to the first year in which it would result in deductible compensation. As a result, in 2006, substantially all compensation paid to the CEO, and all compensation paid to the other named executive officers, was fully deductible.

SUMMARY COMPENSATION TABLE

The following table sets forth compensation information for the Corporation’s CEO, chief financial officer, and the five other most highly compensated executive officers for the year ended December 31, 2006.

Name and Principal Position (a)	Year (b)	Salary ($)(1) (c)	Bonus ($) (d)	Stock Awards ($)(2) (e)	Option Awards ($)(3) (f)	Non-Equity Incentive Plan Compen- sation ($)(4) (g)	Change in Pension Value and Nonqualified Deferred Compen- sation Earnings ($)(5) (h)	All Other Compen- sation ($)(6) (i)	Total ($) (j)
William A. Osborn Chairman and Chief Executive Officer	2006	$1,037,500	—	$2,028,844	$4,266,274	$2,500,000	$1,086,801	$ 90,899	$11,010,318
Steven L. Fradkin Executive Vice President and Chief Financial Officer	2006	$ 468,750	—	$ 470,202	$ 309,062	$ 550,000	$ 245,735	$ 33,279	$ 2,077,028
Frederick H. Waddell President and Chief Operating Officer	2006	$ 612,500	—	$ 790,161	$ 643,444	$ 750,000	$ 721,730	$ 46,320	$ 3,564,155
William L. Morrison President—Personal Financial Services	2006	$ 518,750	—	$ 615,556	$1,188,365	$ 525,000	$ 211,126	$ 32,394	$ 3,091,191
Timothy J. Theriault President—Worldwide Operations and Technology	2006	$ 518,750	—	$ 596,544	$ 401,024	$ 550,000	$ 247,966	$ 34,544	$ 2,348,828
Sherry S. Barrat President—Personal Financial Services	2006	$ 500,000	—	$ 383,391	$ 882,683	$ 525,000	$ 192,630	$464,347	$ 2,948,051
Terence J. Toth President—Northern Trust Global Investments	2006	$ 487,500	—	$ 471,998	$ 342,477	$ 475,000	$ 205,430	$ 36,762	$ 2,019,167

(1) Salary. Salary adjustments for each named executive officer during 2006 were effective April 1, 2006, except that Ms. Barrat’s salary adjustment became effective on January 1, 2006.

(2) Stock Awards. This column shows the dollar amount recognized by the Corporation for financial statement reporting purposes in 2006 in accordance with SFAS No. 123(R) for all outstanding restricted stock units and performance stock units granted to each named executive officer. See footnote 22 to the Consolidated Financial Statements contained in the Corporation’s 2006 Financial Annual Report to Shareholders for a discussion of the assumptions made by the Corporation in the valuation of these stock unit awards, including that dividend equivalents will be paid on these stock unit awards.

The total value of the restricted stock units and performance stock units reported in the “Stock Awards” column is different from the total grant date fair value of the restricted stock unit and performance stock unit awards granted in 2006 because the “Stock Awards” column includes, as required by SFAS No. 123 (R), the expense of awards granted prior to 2006 where the vesting period for those awards extends into 2006. The grant date fair value for restricted stock units and performance stock units granted in 2006 to the named executive officers, as well as the grant date fair value for 2006 total stock units, was as follows:

Name	Grant Date Fair Value

	2006 Restricted Stock Units	2006 Performance Stock Units	2006 Total Stock Units
William A. Osborn	$1,611,142	$1,611,142	$3,222,284
Steven L. Fradkin	$ 333,356	$ 333,356	$ 666,712
Frederick H. Waddell	$1,802,225	$ 444,475	$2,246,700
William L. Morrison	$ 366,697	$ 366,697	$ 733,394
Timothy J. Theriault	$ 366,697	$ 366,697	$ 733,394
Sherry S. Barrat	$ 333,356	$ 333,356	$ 666,712
Terence J. Toth	$ 355,600	$ 355,600	$ 711,200

The “Compensation Discussion and Analysis—Elements of the Corporation’s Executive Compensation Program—Equity Compensation—Restricted Stock Units;—Performance Stock Units” section of this proxy statement contains vesting and other additional information about the restricted stock unit and performance stock unit awards made in 2006.

Dividend equivalents on restricted stock units and performance stock units held or deferred by a named executive officer are paid on a current basis. Dividend equivalents paid on restricted stock units and performance stock units for each named executive officer for 2006 were: Mr. Osborn: $364,598; Mr. Fradkin: $42,411; Mr. Waddell: $60,764; Mr. Morrison: $56,634; Mr. Theriault: $54,794; Ms. Barrat: $33,671; and Mr. Toth: $41,620.

(3) Option Awards. This column shows the dollar amount recognized by the Corporation for financial reporting purposes in 2006 in accordance with SFAS No. 123(R) for all outstanding stock options granted to each named executive officer. See footnote 22 to the Consolidated Financial Statements contained in the Corporation’s 2006 Financial Annual Report to Shareholders for a discussion of the assumptions made by the Corporation in the valuation of these option awards, including that dividend equivalent payments are factored into the option valuation.

Under SFAS No. 123(R), the fair value of option awards is recognized as expense over the vesting period of the award except where it is accelerated for employees who, under the award agreements, are retirement-eligible or will become retirement-eligible during the vesting period. The value of the stock options reported in the “Option Awards” column is different from the grant date fair value of the stock options granted in 2006 for the following reasons: (i) the “Option Awards” column includes, as required by SFAS No. 123(R), the expense of awards granted prior to 2006 where the vesting period for those awards extends into 2006 to the extent the expense was not previously accelerated due to retirement-eligibility of the employees, and (ii) the “Option Awards” column includes the full or accelerated expense for those employees that were retirement-eligible prior to 2006 (Mr. Osborn and Ms. Barrat), were deemed retirement-eligible in 2006 (Mr. Morrison), or will become retirement-eligible during the vesting period of the 2006 option awards (Mr. Waddell). In contrast, the expense of the option awards for non-retirement-eligible employees (Mr. Fradkin, Mr. Theriault, and Mr. Toth) is spread equally over the full vesting period. The grant date fair value for stock options granted in 2006 to the named executive officers was as follows:

Name	Grant Date Fair Value of Stock Options
William A. Osborn	$4,266,274
Steven L. Fradkin	$ 882,683
Frederick H. Waddell	$1,176,906
William L. Morrison	$ 970,950
Timothy J. Theriault	$ 970,950
Sherry S. Barrat	$ 882,683
Terence J. Toth	$ 941,528

The “Compensation Discussion and Analysis—Elements of the Corporation’s Executive Compensation Program—Equity Compensation—Stock Options” section of this proxy statement contains vesting and other additional information about the stock option awards made in 2006.

(4) Non-Equity Incentive Plan Compensation. This column shows the annual cash incentives earned by the named executive officers in 2006 under the MPP. As described in the “Compensation Discussion and Analysis—Annual Cash Incentives” section of this proxy statement, these annual cash incentives are fully deductible as performance based compensation under Section 162(m) of the Code.

(5) Change in Pension Value and Nonqualified Deferred Compensation Earnings. This column shows the increase from September 30, 2005 to September 30, 2006 (the measurement date used for reporting purposes in the Corporation’s 2006 Financial Annual Report to Shareholders) in the actuarial present value of accumulated benefits for each named executive officer under the Pension Plan and the Supplemental Pension Plan. It does not include any above-market or preferential earnings on deferred compensation as the Corporation does not pay above-market or preferential interest on the deferred compensation of its named executive officers.

(6) All Other Compensation. The table below provides a breakdown of the amounts shown in the “All Other Compensation” column for each named executive officer in 2006.

	Perquisites (a)			Other Compensation		Total

Name	Financial Consulting/ Tax Return Preparation Services	Personal Use of Corporation’s Automobiles	Relocation	Tax Re- imburse- ments (c)	TIP/ Supplemental TIP Contributions (d)
William A. Osborn	$9,500	$19,923	$ 0	$12,588	$48,888	$ 90,899
Steven L. Fradkin	$9,000	$ 609	$ 0	$ 376	$23,294	$ 33,279
Frederick H. Waddell	$9,500	$ 4,477	$ 0	$ 2,581	$29,763	$ 46,320
William L. Morrison	$6,850	$ 0	$ 0	$ 0	$25,544	$ 32,394
Timothy J. Theriault	$9,000	$ 0	$ 0	$ 0	$25,544	$ 34,544
Sherry S. Barrat	$7,930	$ 138	$380,661(b)	$50,918	$24,700	$464,347
Terence J. Toth	$9,500	$ 2,173	$ 0	$ 951	$24,138	$ 36,762

(a) Perquisites. All perquisites are valued based on the aggregate incremental cost to the Corporation, as required by the SEC’s rules. The “Compensation Discussion and Analysis—Perquisites and Other Benefits” section of this proxy statement contains additional information about the perquisites provided by the Corporation to its named executive officers.

(b) Relocation. This amount represents the payment of property management expenses and closing costs for Ms. Barrat under the Corporation’s relocation program in connection with the sale of her home in California and her relocation to Illinois.

(c) Tax Reimbursements. This column shows the amount of tax reimbursement associated with the use of the Corporation’s automobiles for business-related purposes and, in Ms. Barrat’s case, her relocation expenses.

(d) TIP/Supplemental TIP Contributions. This column reflects matching and profit sharing contributions made on behalf of the named executive officers to TIP and Supplemental TIP, both of which are defined contribution plans, as described above under “Compensation Discussion and Analysis—Elements of the Corporation’s Executive Compensation Program—Retirement Plans—TIP and Supplemental TIP.”

GRANTS OF PLAN-BASED AWARDS

The following table sets forth information for each named executive officer with respect to:

•	Estimated possible payouts under non-equity incentive plan awards for 2006;
•	Estimated future payouts under equity incentive plan awards for 2006;
•	Other stock awards made in 2006; and
•	Stock options granted in 2006.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards(3)			All Other Stock Awards: Number of Shares of Stock or Units (#)(4) (i)	All Other Option Awards: Number of Securities Underlying Options (#)(5) (j)	Exercise or Base Price of Option Awards ($/sh)(6) (k)	Grant Date Fair Value of Stock and Option Awards(7) (l)
Name (a)	Grant Date(1) (b)	Thresh- old ($) (c)	Target ($) (d)	Maxi- mum ($) (e)	Thresh- old (#) (f)	Target (#) (g)	Maxi- mum (#) (h)
William A. Osborn	2/21/2006	—	$2,500,000	$3,992,460
	2/21/2006								278,258	$52.095	$4,266,274
	2/21/2006							30,927			$1,611,142
	2/21/2006				23,195	30,927	38,659				$1,611,142
Steven L. Fradkin	2/21/2006	—	$ 550,000	$1,996,230
	2/21/2006								57,571	$52.095	$ 882,683
	2/21/2006							6,399			$ 333,356
	2/21/2006				4,799	6,399	7,999				$ 333,356
Frederick H. Waddell	2/21/2006	—	$ 700,000	$2,661,640
	2/21/2006								76,761	$52.095	$1,176,906
	2/21/2006							8,532			$ 444,475
	2/21/2006				6,399	8,532	10,665				$ 444,475
	7/18/2006							25,000			$1,357,750
William L. Morrison	2/21/2006	—	$ 575,000	$1,996,230
	2/21/2006								63,328	$52.095	$ 970,950
	2/21/2006							7,039			$ 366,697
	2/21/2006				5,279	7,039	8,799				$ 366,697
Timothy J. Theriault	2/21/2006	—	$ 650,000	$1,996,230
	2/21/2006								63,328	$52.095	$ 970,950
	2/21/2006							7,039			$ 366,697
	2/21/2006				5,279	7,039	8,799				$ 366,697
Sherry S. Barrat	2/21/2006	—	$ 300,000	$1,996,230
	2/21/2006								57,571	$52.095	$ 882,683
	2/21/2006							6,399			$ 333,356
	2/21/2006				4,799	6,399	7,999				$ 333,356
Terence J. Toth	2/21/2006	—	$ 550,000	$1,996,230
	2/21/2006								61,409	$52.095	$ 941,528
	2/21/2006							6,826			$ 355,600
	2/21/2006				5,120	6,826	8,533				$ 355,600

(1) Grant Date. In each case, the “Grant Date” reflects the date on which the Compensation and Benefits Committee acted to approve the grant of the award.

(2) Estimated Possible Payouts Under Non-Equity Incentive Plan Awards. These columns show the range of potential payouts under the MPP based on the Corporation’s performance in 2006. “Threshold” and “Target” awards under the MPP were not determinable as the MPP authorizes the Committee to award annual cash incentives ranging from $0 to the following maximum award limitations (“Maximum” awards): Chairman and CEO—0.6% of consolidated net income; President and COO—0.4% of consolidated net income; and the other named executive officers—0.3% of consolidated net income. Where “Target” awards are not determinable, the SEC rules require the disclosure of representative amounts based on the previous fiscal year’s performance. Accordingly, the Corporation has disclosed in the “Target” column the MPP awards paid to the named executive officers for 2005, recognizing that these amounts are not entirely representative for Mr. Waddell and Ms. Barrat because they were in different job positions at that time. The amounts paid under the MPP for 2006 appear in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.

(3) Estimated Future Payouts Under Equity Incentive Awards. These columns show the range of potential performance stock units that could be earned by the named executive officers based on grants made under the 2002 Stock Plan in 2006. These performance stock units vest subject to the satisfaction of a performance goal based on the Corporation’s average earnings per share growth over the three-year period ending December 31, 2008, as follows:

Average Three-Year Earnings Per Share Growth	Percentage of Stock Units Vested
12% and above	125%
11.5%	117.5%
11%	110%
10.5%	105%
10.0%	100%
9.5%	95%
9%	90%
8.5%	82.5%
8%	75%
Less than 8%	0%

As shown, average three-year earnings per share growth below 8% will result in no vesting of any stock units; average three-year earnings per share growth of 8% will result in the vesting of 75% of the stock units (“Threshold”); average three-year earnings per share growth of 10% will result in the vesting of all stock units (“Target”); and average three-year earnings per share growth of 12% or more will result in the vesting of 125% of the stock units awarded (“Maximum”).

(4) All Other Stock Awards: Number of Shares of Stock or Units. This column shows the number of restricted stock units granted to the named executive officers in 2006.

(5) All Other Option Awards: Number of Securities Underlying Options. This column shows the number of shares that may be issued to the named executive officers upon exercise of stock options granted in 2006.

(6) Exercise Price. In 2006, the exercise price for all stock options was the average of the high and low sale prices of the Corporation’s common stock on the date of grant. In each case, the exercise price was equal to or greater than the closing market price of the Corporation’s common stock on the date of grant.

(7) Grant Date Fair Value. The grant date fair value of the stock and option awards was computed in accordance with SFAS No.
123(R).

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth information for each named executive officer with respect to:

•	Each stock option to purchase common stock that has not been exercised and remained outstanding at December 31, 2006; and

•	Each award of restricted stock units and performance stock units that has not vested and remained outstanding at December 31, 2006.

	Option Awards(1)					Stock Awards

Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexer- cised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#)(2) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(5) (j)
William A. Osborn	0	278,258	—	$52.095	2/21/2016	154,927	$9,402,520	30,927	$1,876,960
	300,000	0	—	$44.465	2/15/2015
	125,000	125,000	—	$49.120	2/17/2014
	168,397	0	—	$32.615	2/18/2013
	135,000	0	—	$52.300	5/20/2012
	16,774	0	—	$53.655	2/19/2012
	150,000	0	—	$68.105	5/21/2011
	170,000	0	—	$70.281	5/15/2010
	200,000	0	—	$45.156	5/13/2009
	150,000	0	—	$34.594	9/15/2008
	100,000	0	—	$28.313	9/16/2007
Steven L. Fradkin	0	57,571	—	$52.095	2/21/2016	36,899	$2,239,400	6,399	$ 388,355
	55,000	0	—	$44.465	2/15/2015
	25,000	25,000	—	$49.120	2/17/2014
	36,534	0	—	$32.615	2/18/2013
	30,000	0	—	$52.300	5/20/2012
	2,796	0	—	$53.655	2/19/2012
	30,000	0	—	$68.105	5/21/2011
	25,000	0	—	$70.281	5/15/2010
	11,000	0	—	$45.156	5/13/2009
Frederick H. Waddell	0	76,761	—	$52.095	2/21/2016	74,532	$4,523,347	8,532	$ 517,807
	75,000	0	—	$44.465	2/15/2015
	45,000	45,000	—	$49.120	2/17/2014
	44,048	0	—	$32.615	2/18/2013
	25,000	0	—	$52.300	5/20/2012
	2,461	0	—	$53.655	2/19/2012
	25,000	0	—	$68.105	5/21/2011
	35,000	0	—	$70.281	5/15/2010
	40,000	0	—	$45.156	5/13/2009
	24,000	0	—	$34.594	9/15/2008
	20,500	0	—	$28.313	9/16/2007

	Option Awards(1)					Stock Awards

Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexer- cised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#)(2) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(5) (j)
William L. Morrison	0	63,328	—	$52.095	2/21/2016	51,039	$3,097,557	7,039	$ 427,197
	75,000	0	—	$44.465	2/15/2015
	45,000	45,000	—	$49.120	2/17/2014
	45,519	0	—	$32.615	2/18/2013
	40,000	0	—	$52.300	5/20/2012
	3,635	0	—	$53.655	2/19/2012
	35,000	0	—	$68.105	5/21/2011
	40,000	0	—	$70.281	5/15/2010
	50,000	0	—	$45.156	5/13/2009
Timothy J. Theriault	0	63,328	—	$52.095	2/21/2016	49,039	$2,976,177	7,039	$ 427,197
	75,000	0	—	$44.465	2/15/2015
	40,000	40,000	—	$49.120	2/17/2014
	62,453	0	—	$32.615	2/18/2013
	38,087	0	—	$52.300	5/20/2012
	3,355	0	—	$53.655	2/19/2012
	35,000	0	—	$68.105	5/21/2011
	40,000	0	—	$70.281	5/15/2010
	11,118	0	—	$45.156	5/13/2009
Sherry S. Barrat	0	57,571	—	$52.095	2/21/2016	27,399	$1,662,845	6,399	$ 388,355
	30,000	0	—	$44.465	2/15/2015
	17,500	17,500	—	$49.120	2/17/2014
	38,680	0	—	$32.615	2/18/2013
	25,000	0	—	$52.300	5/20/2012
	2,125	0	—	$53.655	2/19/2012
	25,000	0	—	$68.105	5/21/2011
	25,000	0	—	$70.281	5/15/2010
	30,000	0	—	$45.156	5/13/2009
	16,000	0	—	$34.594	9/15/2008
	16,000	0	—	$28.313	9/16/2007

	Option Awards(1)					Stock Awards

Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexer- cised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#)(2) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(5) (j)
Terence J. Toth	0	61,409	—	$52.095	2/21/2016	36,826	$2,234,970	6,826	$ 414,270
	75,000	0	—	$44.465	2/15/2015
	30,000	30,000	—	$49.120	2/17/2014
	31,899	0	—	$32.615	2/18/2013
	20,000	0	—	$52.300	5/20/2012
	5,480	0	—	$53.655	2/19/2012
	22,000	0	—	$68.105	5/21/2011
	25,000	0	—	$70.281	5/15/2010
	24,000	0	—	$45.156	5/13/2009
	13,110	0	—	$34.594	9/15/2008

(1) Stock Options. All stock options held by the named executive officers that were granted prior to 2005 vest on or before February 2008. All stock options granted in 2005 vested 100% on March 31, 2005. All stock options granted in 2006 will vest in equal installments over a four-year vesting period ending in 2010. See “Compensation Discussion and Analysis—Equity Compensation—Stock Options” for information about the vesting of stock options upon the death, disability, retirement, and other termination of employment of a named executive officer, and upon a change in control of the Corporation.

(2) Number of Restricted Stock Units. This column shows the number of unvested restricted stock units held by the named executive officers as of December 31, 2006. Restricted stock units granted prior to 2006 vest over a five-year period, and restricted stock units granted in 2006 vest 50% on the third anniversary of the date of grant and 50% on the fourth anniversary of the date of grant. See “Compensation Discussion and Analysis—Elements of the Corporation’s Executive Compensation Program—Equity Compensation—Restricted Stock Units” for information about the vesting of restricted stock units upon the death, disability, retirement, and other termination of employment of a named executive officer, and upon a change in control of the Corporation.

(3) Market Value of Restricted Stock Units. This column shows the market value of the unvested restricted stock units held by the named executive officers, based on a price of $60.69 per share (the closing market price of the Corporation’s common stock on December 29, 2006, as reported by Nasdaq).

(4) Number of Performance Stock Units. This column shows the number of unvested performance stock units held by the named executive officers as of December 31, 2006. See “Compensation Discussion and Analysis—Elements of the Corporation’s Executive Compensation Program—Equity Compensation—Performance Stock Units” for information about the vesting of performance stock units upon the death, disability, retirement, and other termination of employment of a named executive officer, and upon a change in control of the Corporation.

(5) Market Value of Performance Stock Units. This column shows the market value of the unvested performance stock units held by the named executive officers, based on a price of $60.69 per share (the closing market price of the Corporation’s common stock on December 29, 2006, as reported by Nasdaq).

OPTION EXERCISES AND STOCK VESTED

The following table sets information for each named executive officer with respect to:

•	The exercise during 2006 of stock options to purchase shares of the Corporation’s common stock;

•	The dollar amount realized upon exercise of the stock options;

•	The number of shares acquired in 2006 upon the vesting of restricted stock units; and

•	The dollar amount realized upon vesting of the restricted stock units.

	Option Awards		Stock Awards

Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($)(1) (c)	Number of Shares Acquired On Vesting (#) (d)	Value Realized On Vesting ($)(2) (e)
William A. Osborn(3)	146,468	$4,998,647	22,000	$1,258,070
Steven L. Fradkin	13,748	$ 336,068	6,000	$ 343,110
Frederick H. Waddell(3)	27,500	$ 960,934	6,000	$ 343,110
William L. Morrison(3)	50,578	$1,295,596	7,000	$ 400,295
Timothy J. Theriault(3)	7,193	$ 95,870	7,000	$ 400,295
Sherry S. Barrat(3)	12,000	$ 493,620	6,000	$ 343,110
Terence J. Toth	23,390	$ 673,477	5,000	$ 285,925

(1) Value Realized on Exercise. The value realized on the exercise of stock options represents the pre-tax difference between the option exercise price and the closing market price of the common stock on the date of exercise, as reported by Nasdaq, multiplied by the number of shares of common stock covered by the stock options held by the named executive officers.

(2) Value Realized on Vesting. The value realized on the vesting of restricted stock units represents the closing market price of the common stock on the date of vesting, as reported by Nasdaq, multiplied by the number of stock units held by the named executive officers.

(3) Deferred Stock Units. Under the provisions of the applicable restricted stock unit agreements for Messrs. Osborn, Waddell, Morrison, and Theriault, and Ms. Barrat, a portion of the restricted stock units vesting in 2006 was required to be deferred until the year following termination of employment or such other time that the employee is no longer subject to Section 162(m) of the Code. Based on this requirement, of the shares listed in the table above as acquired on vesting in 2006, the following shares represent deferred stock units:

Name	Number of Deferred Stock Units (#)	Value Realized on Vesting ($)
William A. Osborn	21,485	$1,228,620
Frederick H. Waddell	754	$ 43,117
William L. Morrison	6	$ 343
Timothy J. Theriault	6	$ 343
Sherry S. Barrat	754	$ 43,117

PENSION BENEFITS

Name (a)	Plan Name (b)	Number of Years Credited Service (#) (c)	Present Value Of Accumulated Benefit ($) (d)	Payments During Last Fiscal Year ($) (e)
William A. Osborn	Pension Plan	36	$ 1,372,762	0
	Supplemental Pension Plan	36	$15,896,644	0
Steven L. Fradkin	Pension Plan	21	$ 363,963	0
	Supplemental Pension Plan	21	$ 1,002,642	0
Frederick H. Waddell	Pension Plan	31	$ 875,773	0
	Supplemental Pension Plan	31	$ 2,736,341	0
William L. Morrison	Pension Plan	10	$ 299,922	0
	Supplemental Pension Plan	10	$ 972,806	0
Timothy J. Theriault	Pension Plan	22	$ 419,850	0
	Supplemental Pension Plan	22	$ 1,362,931	0
Sherry S. Barrat	Pension Plan	16	$ 490,382	0
	Supplemental Pension Plan	16	$ 977,476	0
Terence J. Toth	Pension Plan	12	$ 205,506	0
	Supplemental Pension Plan	12	$ 400,045	0

The information presented in the Pension Benefits table is as of the measurement date of September 30, 2006, which is the measurement date used for reporting purposes in the Corporation’s 2006 Financial Annual Report to Shareholders.

Pension Plan and Supplemental Pension Plan

Defined benefit pension benefits are provided to employees under the Pension Plan and the Supplemental Pension Plan, and are available to all employees of the Bank and affiliates and subsidiaries that have adopted the Plans. The Pension Plan is a tax-qualified retirement plan that provides a retirement benefit as described below, which is subject to various limitations of the Code and the Pension Plan. The Supplemental Pension Plan is a non-qualified retirement plan that provides the portion of an employee’s benefit that cannot be paid under the Pension Plan due to the Code and Pension Plan limits. The material terms and conditions of the Pension Plan and the Supplemental Pension Plan as they relate to the named executive officers include the following:

Eligibility: Employees participate in the Pension Plan after completing six months of vesting service. Employees with six months of vesting service who would have a portion of their benefit from the Pension Plan limited due to Code or Pension Plan restrictions also participate in the Supplemental Pension Plan. All named executive officers participate in both Plans.

Benefit Formula: The benefits of the named executive officers are determined under the Pension Plan’s Traditional Formula. The Traditional Formula’s main components are service, eligible pay, age, and an offset for Social Security. The Traditional Formula first multiplies 1.8% by the average of the participant’s highest 60 consecutive calendar months of eligible pay. This amount is further multiplied by the participant’s years of credited service (up to a maximum of 35 years). The Social Security offset is then determined by multiplying 0.5% by (i) the lesser of the participant’s Social Security Covered Compensation limit or the average of the participant’s eligible pay for the three consecutive years prior to retirement by (ii) the participant’s years of credited service (up to 35 years). This offset is subtracted from the benefit amount previously calculated to determine the annual benefit amount produced by the Traditional Formula.

The following definitions are used under the Traditional Formula:

•

Eligible Pay: “Eligible pay” is defined as base salary (including any before-tax payroll deductions), shift differential, overtime and certain types of performance-based incentive compensation, including Northern Performance Incentives under the Northern Partners Incentive Plan, compensation under the MPP, payments from the then-existing Annual Performance Plan, and the cash value of stock options which were specifically paid in lieu of cash incentives from January 1, 2002 through April 30, 2004. Cash incentives deferred under the Deferred Compensation Plan are not included in eligible pay under the Pension Plan but are included in eligible pay under the Supplemental Pension Plan.

•

Social Security Covered Compensation: “Social Security Compensation” means, for a participant, the average of the Social Security taxable wage base for each of the 35 calendar years ending in the year in which the participant attains Social Security retirement age. In determining Covered Compensation as of a certain year, the taxable wage base for any subsequent year is assumed to be the same as for the determination year.

Pension benefits are first calculated without regard to Code limits and including in eligible pay the amounts deferred under the Deferred Compensation Plan. They are then recalculated applying the Code limits and excluding Deferred Compensation Plan deferrals from eligible pay to determine the amount of the benefit that is payable from the Pension Plan. The difference between the total benefit calculation and the Pension Plan calculation is paid from the Supplemental Pension Plan.

Benefit Entitlement: A participant is eligible to receive a benefit under the Pension Plan and Supplemental Pension Plan after completing five years of vesting service.

Retirement: A participant is eligible for a normal retirement benefit based on the Traditional Formula described above if his or her employment terminates on or after age 65. A participant is eligible for an early retirement benefit if his or her employment terminates on or after age 55 and he or she has completed 15 years of credited service. The early retirement benefit is equal to the normal retirement benefit described above, reduced by 0.5% for each month payments are received prior to age 62, or prior to age 60 if the participant has 30 years of credited service. A participant who terminates employment with five years of vesting service but prior to becoming eligible for a normal or early retirement benefit is eligible for a “vested terminee” benefit commencing any time after termination, with payments reduced by 0.5% for each month up to 120 months that payments are received prior to age 65, then actuarially reduced for each month that payments are received prior to age 55. Mr. Osborn and Ms. Barrat are eligible for early retirement benefits. All other named executives have earned vested terminee benefits.

Form of Benefit Payment: The Traditional Formula calculates the amount of benefit payable in the “normal” form. The normal form of benefit payment under the Pension Plan is a single life annuity in the case of an unmarried participant and a 50% joint and survivor annuity in the case of a married participant, although optional forms of payment are available, depending on marital status and age and years of service. A lump sum option is available in all cases. All optional forms are the actuarial equivalent of the normal form of payment. The normal form of benefit under the Supplemental Pension Plan is a five-year certain annuity, payable to the participant in five annual installments; if the participant dies prior to receiving full benefits, payments will continue for the remainder of the five years to a designated beneficiary. The installment payments are credited with interest equal to the greater of the annual yield on the monthly five-year Treasury securities with a constant maturity plus 150 basis points or the month-end Moody’s Long Term Aa Corporate Bond Index yield, determined as of the last month of the same calendar quarter as the interest rate used to calculate any lump sum benefit for the participant under the Pension Plan. If, however, the value of the Supplemental Pension benefit is less than $125,000, the benefit is paid in a single lump sum.

Assumptions. The assumptions used in calculating the present value of the accumulated benefit are set forth in footnote 21 to the Consolidated Financial Statements and “Management’s Discussion and Analysis of Financial Condition and Results of Operation,” each contained in the Corporation’s 2006 Financial Annual Report to Shareholders. The Corporation does not grant extra years of credited service under the Pension Plan, other than as noted above under “Compensation Discussion and Analysis—Elements of the Corporation’s Executive Compensation Program—Severance Benefits.”

NON-QUALIFIED DEFERRED COMPENSATION

Name (a)	Form of Deferred Compensation (b)	Executive Contributions In Last FY(1) ($) (c)	Registrant Contributions in Last FY(2) ($) (d)	Aggregate Earnings in Last FY(3) ($) (e)	Aggregate Withdrawals/ Distributions ($) (f)	Aggregate Balance at Last FYE(4) ($) (g)
William A. Osborn	Deferred Compensation Plan	$ 0	$ 0	$ 37,937	$ 0	$ 871,631
	Supplemental TIP	$ 49,050	$36,788	$ 248,672	$ 0	$ 2,249,779
	Deferred Stock Units	$1,228,620	$ 0	$1,882,700	$ 0	$13,670,423
Steven L. Fradkin	Deferred Compensation Plan	$ 55,000	$ 0	$ 6,861	$10,824	$ 164,605
	Supplemental TIP	$ 14,925	$11,194	$ 25,348	$ 0	$ 210,066
	Deferred Stock Units	$ 0	$ 0	$ 0	$ 0	$ 0
Frederick H. Waddell	Deferred Compensation Plan	$ 0	$ 0	$ 0	$ 0	$ 0
	Supplemental TIP	$ 23,550	$17,663	$ 40,882	$ 0	$ 379,244
	Deferred Stock Units	$ 43,117	$ 0	$ 2,643	$ 0	$ 45,760
William L. Morrison	Deferred Compensation Plan	$ 0	$ 0	$ 0	$ 0	$ 0
	Supplemental TIP	$ 17,925	$13,444	$ 25,069	$ 0	$ 386,771
	Deferred Stock Units	$ 343	$ 0	$ 21	$ 0	$ 364
Timothy J. Theriault	Deferred Compensation Plan	$ 0	$ 0	$ 1,152	$ 0	$ 26,475
	Supplemental TIP	$ 17,925	$13,444	$ 41,549	$ 0	$ 337,397
	Deferred Stock Units	$ 343	$ 0	$ 21	$ 0	$ 364
Sherry S. Barrat	Deferred Compensation Plan	$ 0	$ 0	$ 0	$ 0	$ 0
	Supplemental TIP	$ 22,400	$12,600	$ 40,761	$ 0	$ 284,835
	Deferred Stock Units	$ 43,117	$ 0	$ 2,643	$ 0	$ 45,760
Terence J. Toth	Deferred Compensation Plan	$ 0	$ 0	$ 0	$ 0	$ 0
	Supplemental TIP	$ 16,050	$12,038	$ 20,595	$ 0	$ 195,258
	Deferred Stock Units	$ 0	$ 0	$ 0	$ 0	$ 0

(1) Executive Contributions. The amount of executive contributions made by each named executive officer as reported in column (c) above, is also included in each named executive officer’s compensation reported under the Summary Compensation Table, either as “Salary” or “Stock Awards.”

(2) Registrant Contributions. The amount of the contributions made by the Corporation to each named executive officer under Supplemental TIP, as reported in column (d) above, is also included in each named executive officer’s “All Other Compensation” under the Summary Compensation Table.

(3) Aggregate Earnings. The aggregate earnings in column (e) above are not reported in the Summary Compensation Table.

(4) Aggregate Balance. The aggregate balance at December 31, 2006, as reported in column (g) above, reflects amounts that either are currently reported or were previously reported as compensation in the Summary Compensation Table for 2006 or prior years, except for the aggregate earnings on deferred compensation.

Deferred Compensation Plan

The Corporation maintains the DCP pursuant to which eligible employees, including the named executive officers, may defer all or a portion of their eligible annual incentive cash awards until a later date. The material terms and conditions of the DCP as they relate to the named executive officers include the following:

Eligibility: An employee is eligible to participate in the DCP for any calendar year if as of the preceding November 15 he or she (i) was actively employed by the Corporation or a subsidiary and either resided in the U.S. or was a U.S. expatriate on temporary international assignment, (ii) participated in the Northern Partners Incentive Plan (with respect to performance, sales or technical incentives) or the MPP, and (iii) had an annual base salary of $100,000 or more or a combination of base salary and cash awards paid from April 1 of the prior year through March 31 of the current year equal to $150,000 or more.

Contributions: Each participant must make an election prior to the beginning of a calendar year, and can elect to defer up to 100% of each eligible cash incentive award that will be paid for the second calendar year following the year of the election, subject to a minimum deferral of $2,500 of each cash incentive award. All deferrals are credited to an account maintained for the participant under the DCP. No employer contributions are made under the DCP.

Vesting: A participant is fully vested in his or her entire DCP account balance at all times.

Investments: Each participant’s DCP account is credited with earnings or losses based on investment alternatives made available under the DCP and selected by the participant. On a monthly basis, participants can change their DCP investment alternatives among the alternatives offered in the DCP. The 2006 performance (net of fees) of the investment alternatives is as follows:

Investment Alternative	Annual Return
NIF Diversified Assets Portfolio	4.79%
NIF Bond Portfolio	5.38%
NIF Balanced Portfolio	7.62%
Dodge & Cox Stock	18.53%
NTGI Daily Collective S&P Fund	15.57%
NIF Focused Growth Portfolio	9.15%
Ariel Small Company Value	10.35%
NIF International Growth Portfolio	25.33%
AIM Mid Cap Core Fund	11.62%
Brandywine Multi-Cap Equity	11.09%

Distributions: At the time a participant makes a deferral election, he or she must elect a short-term deferral or a retirement deferral. If the participant elects a short-term deferral, distribution of such amount must be deferred until a later specified date, which is at least three years following the end of the year in which the cash incentive award would have otherwise been paid. The short-term deferral, including the attributable earnings or losses, is paid to the participant in a lump sum. If the participant elects a retirement deferral, distribution of such amount will be deferred until the participant retires after reaching eligibility for early or normal retirement under the Pension Plan. At the time the participant makes the retirement deferral election, he or she must also elect whether the deferral, including the attributable earnings or losses, will be paid in a lump sum or in installments payable over five or 10 years. Notwithstanding the foregoing, if the participant’s employment terminates before the scheduled distribution date, the short-term or retirement deferral, and attributable earnings or losses, will be paid in a lump sum within 60 days following the date of such termination. If the participant is deemed to be a “key employee” as defined by the Code, any distribution that was deferred after December 31, 2004 and is payable due to retirement or termination of employment will be delayed for six months following the date of such retirement or termination.

S upplemental TIP

Supplemental TIP is a non-qualified retirement plan that provides the portion of an employee’s benefit that cannot be paid under TIP due to the Code’s limit on the amount of a participant’s compensation that can be taken into account in determining TIP benefits. The material terms and conditions of Supplemental TIP as they relate to the named executive officers include the following:

Eligibility: An employee is eligible to participate in Supplemental TIP for any calendar year if he or she participates in TIP and as of the prior November 30th his or her base salary exceeded the Code compensation limit ($220,000 in 2006). Employees are eligible to participate in TIP and elect salary deferrals immediately upon their hire, and are eligible for employer matching contributions and profit sharing contributions after six months of service. All named executive officers participate in both Plans.

Contributions: Each participant must make an election prior to the beginning of a calendar year to contribute to Supplemental TIP a portion of his or her base salary that exceeds the Code compensation limit. The Corporation makes a matching contribution under Supplemental TIP using the formula in TIP (i.e., a matching contribution equal to 100% of the first 3% of deferred salary and 50% of the next 3% of deferred salary, for a maximum matching contribution of 4.5% of salary). For each year in which the Corporation attains an annual earnings goal, it makes a profit sharing contribution to TIP equal to 1% of base salary (up to the annual Code compensation limit) to all eligible employees. However, the Corporation makes no profit sharing contribution to Supplemental TIP unless other applicable Code limits would prevent the full profit sharing contribution from being made to TIP.

Vesting: Each participant generally vests in the employer contributions under TIP and Supplemental TIP on a graduated basis of 20% per year over five years and is fully vested after five years. The named executive officers are fully vested in their TIP and Supplemental TIP accounts.

Investments: Each participant’s Supplemental TIP account is credited with earnings or losses based on investment alternatives made available under Supplemental TIP and selected by the participant (which are generally the same investment alternatives available to participants under TIP). On a monthly basis, participants can change their Supplemental TIP investment alternatives among the alternatives offered in Supplemental TIP. The 2006 performance of the investment alternatives is as follows:

Investment Alternative	Annual Return
NIF Diversified Assets Portfolio	4.79%
NIF Bond Portfolio	5.38%
NIF Balanced Portfolio	7.62%
Dodge & Cox Stock	18.53%
NTGI Daily Collective S&P Fund	15.57%
NIF Focused Growth Portfolio	9.15%
Ariel Small Company Value	10.35%
NIF International Growth Portfolio	25.33%
AIM Mid Cap Core Fund	11.62%
Brandywine Multi-Cap Equity	11.09%
MS Institutional Small Cap Growth	11.90%

Distributions: No withdrawal or borrowing of Supplemental TIP assets is permitted during a participant’s employment. Distribution of the entire Supplemental TIP account balance generally is made to a participant the first of the month following the month in which the participant’s termination of employment occurs. If the participant is deemed to be a “key employee” as defined by the Code, the portion of his or her Supplemental TIP account accruing after December 31, 2004 is distributed as a single lump sum on the first of the month following the six month anniversary of the termination of employment.

Deferred Stock Units

The Corporation’s restricted stock unit agreements and performance stock unit agreements permit a participant to defer receipt of all or any portion of the stock units to a year no later than the fifth calendar year beginning after the participant’s retirement or other termination of employment. In addition, as noted above in footnote (3) under the Option Exercises and Stock Vested table, restricted stock units may be required to be deferred until the year following termination of employment or such other time that the participant is no longer subject to Section 162(m) of the Code. “Executive Contributions in Last FY” in the table above represent the value of the stock units deferred by the named executive officer, and “Aggregate Earnings in Last FY” represent the appreciation in the value of the deferred stock units, which is based on the appreciation in the value of the underlying shares of common stock into which the stock units convert.

POTENTIAL PAYMENTS UPON TERMINATION OF EMPLOYMENT OR A CHANGE IN CONTROL OF THE CORPORATION

The Corporation provides certain benefits to eligible employees upon certain types of termination of employment, including a termination of employment involving a change in control of the Corporation. These benefits are in addition to the benefits to which the employees would be entitled upon a termination of employment generally (i.e., (i) vested retirement benefits accrued as of the date of termination, (ii) stock-based awards that are vested as of the date of termination, (iii) the right to continue medical coverage pursuant to COBRA, and (iv) severance payments to salaried employees upon an involuntary termination of employment due to a reduction in force or job elimination). These incremental benefits as they pertain to the named executive officers are described below.

Employment Security Agreements

The Corporation has employment security agreements with the named executive officers and certain other executive officers other than Mr. Osborn, the Corporation’s Chairman and CEO. On February 20, 2007, the Corporation and Mr. Osborn terminated, at his request, his employment security agreement. Accordingly, the following description applies to the employment security agreements in place with each named executive officer other than Mr. Osborn. The employment security agreements provide benefits upon the occurrence of the following terminations of employment that are in connection with an actual or pending change in control of the Corporation (as defined below):

•

A termination of the executive’s employment by the Corporation or a subsidiary without “good cause” that occurs either within 24 months after a change of control of the Corporation or during a pending change in control of the Corporation; or

•

An executive’s voluntary termination of employment with the Corporation or a subsidiary for “good reason” that occurs either within 24 months after a change in control of the Corporation or during a pending change in control of the Corporation.

The benefits provided to a named executive officer upon such a termination of employment would consist of the items identified in the following seven bullet points:

•

A lump sum payment equal to three times the sum of (i) the named executive officer’s annual salary in effect on the date of employment termination, or if higher, the date of the change in control and (ii) the average of the named executive officer’s awards under the Corporation’s cash incentive plans for the last three fiscal years of participation in such plans prior to the date of termination, or, if higher, the date of the change in control.

The amount of this payment to each named executive officer, assuming the named executive officer became eligible for benefits under the Agreement due to a termination of employment on December 29, 2006 (the last business day of 2006), would be as follows: Mr. Fradkin: $2,725,000; Mr. Waddell: $3,300,000; Mr. Morrison: $2,700,000; Mr. Theriault: $2,825,000; Ms. Barrat: $2,190,000; and Mr. Toth: $2,850,000.

•

A lump sum payment of a prorated portion of the average amounts paid to the named executive officer under the Corporation’s cash incentive plans for the last three fiscal years of participation in such plans prior to the date of termination, or, if higher, the date of the change in control.

The amount of this payment to each named executive officer, assuming the executive became eligible for benefits under the employment security agreement due to a termination of employment on December 29, 2006, would be as follows: Mr. Fradkin: $433,333; Mr. Waddell: $450,000; Mr. Morrison: $375,000; Mr. Theriault: $416,667; Ms. Barrat: $230,000; and Mr. Toth: $450,000.

•

With respect to equity awards: (i) full vesting of all stock options, (ii) all outstanding nonqualified stock options, and incentive stock options granted on or after September 25, 2001, remain exercisable for five years following termination of employment (or until the end of the option term, if earlier); and (iii) full vesting of all outstanding restricted stock units and performance stock units. The named executive officers become entitled to these benefits upon an actual or pending change in control, even if there is no termination of employment.

Assuming a termination of employment under the employment security agreement on December 29, 2006, the accelerated vesting of the equity awards would have the following values for each named executive officer:

Mr. Fradkin:	$ $ $	784,073 2,239,400 388,355	(stock options) (restricted stock units) (performance stock units)

Mr. Waddell:	$ $ $	1,180,411 4,523,347 517,807	(stock options) (restricted stock units) (performance stock units)

Mr. Morrison:	$ $ $	1,064,954 3,097,557 427,197	(stock options) (restricted stock units) (performance stock units)

Mr. Theriault:	$ $ $	1,007,104 2,976,177 427,197	(stock options) (restricted stock units) (performance stock units)

Ms. Barrat:	$ $ $	697,299 1,662,845 388,355	(stock options) (restricted stock units) (performance stock units)

Mr. Toth:	$ $ $	874,909 2,234,970 414,270	(stock options) (restricted stock units) (performance stock units)

The value of the acceleration of the stock options is based on the difference between the option exercise price and $60.69, which was the closing market price of the Corporation’s common stock on December 29, 2006. The value of the accelerated restricted stock units and performance stock units is also based on the $60.69 closing market price.

•

Continued coverage under the Corporation’s health, dental, life, accident, disability, and other welfare benefit plans for three years (or if earlier, until the executive becomes covered under similar plans maintained by another entity that provides at least equal benefits). If the named executive officer cannot be covered under any plan of the Corporation due to legal or contractual restrictions, the Corporation would provide the executive with substantially similar benefits and coverage.

The value of this continued benefit coverage for three years to each named executive officer would be as follows: Mr. Fradkin: $36,767; Mr. Waddell: $41,760; Mr. Morrison: $39,836; Mr. Theriault: $40,343; Ms. Barrat: $27,878; and Mr. Toth: $39,330. These amounts are derived by multiplying the Corporation’s annual cost of providing such coverage in 2006 by three, to reflect a three-year benefit continuation period.

•

An additional three years of age and service credits for purposes of determining eligibility under the Corporation’s retiree medical plans and eligibility for early or normal retirement benefits under the Supplemental Pension Plan. Assuming a termination of employment under the employment security agreement on December 29, 2006, Mr. Waddell is the only named executive officer eligible for this benefit. The additional age and service credits to qualify for retiree medical coverage are valued at $78,000, and the additional age and service credits under the Supplemental Pension Plan are valued at $1,162,890. These are actuarially-determined values, based on the assumption that Mr. Waddell retires at age 60 (when he is eligible for unreduced benefits) and immediately commences Supplemental Pension Plan benefits. Other actuarial assumptions are those used by the Corporation for financial reporting purposes under SFAS Nos. 87 and 106. (Mr. Osborn and Ms. Barrat are already eligible for retiree medical coverage and early retirement benefits under the Supplemental Pension Plan and the other named executive officers are not within three years of such eligibility.)

•	Full vesting in benefits accrued under the Supplemental Pension Plan and Supplemental TIP. All named executive officers are already vested in these benefits.

•

A gross-up payment to the executive to cover any excise and related income tax liability arising under Section 280G of the Internal Revenue Code as a result of any payment or benefit arising under the employment security agreement.

Assuming a termination of employment under the employment security agreement on December 29, 2006, the named executive officers would be entitled to the following gross-up payments: Mr. Fradkin: $1,847,048; Mr. Waddell: $2,798,235; Mr. Morrison: $0; Mr. Theriault: $1,620,994; Ms. Barrat: $1,193,124; and Mr. Toth: $1,831,048.

For purposes of the employment security agreements:

•	“Good cause” means (i) the executive’s conviction of a criminal violation involving fraud or dishonesty with respect to the business of the Corporation or any subsidiary; (ii) the executive’s willful engagement in misconduct in the performance of his duties that causes material injury to the Company; (iii) the executive’s act that, if known to clients, customers, stockholders or regulators, would materially and adversely impact the business of the Corporation or any subsidiary; (iv) the executive’s act or omission that causes a regulatory body to demand or recommend the suspension of the executive from his position with the Corporation or any subsidiary; or (v) the executive’s willful and substantial nonperformance of his duties that is not cured within 10 days after written notice from the Corporation.

•

“Good reason” exists if (i) there is a material reduction in the nature or the scope of the executive’s responsibilities; (ii) there is a reduction in the executive’s rate of base salary; (iii) the Corporation changes the principal location in which the executive is required to perform services to outside the current geographical employment area, or the executive is required to spend more than 50 working days per year outside the current geographical employment area; or (iv) the Corporation fails to provide a level of employee benefits not materially less than those provided in the aggregate by such plans prior to the date of the Agreement, or the date of the change of control, if greater.

•

“Change in control” means (i) a person’s acquisition of more than 20% of the voting power of the Corporation’s outstanding securities; (ii) the election, without the consent of two-thirds of the incumbent board of directors, of the lesser of three directors or a majority of the directors then in office; (iii) a merger or consolidation of the Corporation (subject to certain exceptions); or (iv) a sale of all or substantially all of the Corporation’s assets (subject to certain exceptions) or stockholder approval of a complete liquidation or dissolution of the Corporation.

•

“Pending change in control” means (i) the Corporation’s entering into an agreement, or the Corporation or any person’s public announcement of intention to take action, the consummation of which would result in a change in control; (ii) the one-year period following a person’s acquisition of 15% or more of either the then outstanding shares of the Corporation’s common stock or the voting power of the Corporation’s outstanding securities; or (iii) the one-year period following the Board’s adoption of a resolution that a pending change in control has occurred.

Equity Compensation Plans and Agreements

As described below, a change in control of the Corporation or a named executive officer’s termination of employment with the Corporation or a subsidiary due to death, disability, or retirement (and which is not a termination as described in his employment security agreement) can result in enhanced benefits under the Corporation’s equity compensation plans and agreements.

Restricted Stock Units/Performance Stock Units. If the executive dies, becomes disabled, or retires during the vesting period, or the executive’s employment is terminated during the vesting period under certain circumstances entitling the executive to benefits under the Corporation’s severance plan, the executive will be entitled to receive a distribution of a prorated number of restricted stock units and performance stock units. In addition, if an executive is a Management Committee member on the date of grant, is age 55 or older on the date of termination of employment, and does not compete with the Corporation during the vesting period, a prorated number of restricted stock units and performance stock units is eligible for distribution at the completion of the vesting period. In other instances where the executive leaves the Corporation during the vesting period, the restricted stock units and performance stock units are forfeited. Upon a change in control of the Corporation, all restricted stock units and performance stock units become fully vested.

Stock Options. If the executive dies or becomes disabled, the executive’s outstanding stock options become vested and may be exercised until the earlier of five years following death or disability or the expiration date of the option. If the executive retires, or if the executive is a member of the Management Committee on the date of grant, is age 55 or older with a minimum of 10 years of employment on the date of termination of employment, and is not otherwise retirement-eligible pursuant to the Corporation’s retirement policy, the stock options continue to vest in accordance with their terms and, once vested, may be exercised until the earlier of five years following retirement or the expiration date of the option. If the executive’s employment is terminated under certain circumstances entitling the executive to severance benefits, the executive’s stock options (whether vested or unvested) may be exercised until the earlier of 180 days following termination of employment or the expiration date of the option. In other instances, vested stock options expire on the earlier of three months following termination of employment or the expiration date of the option, and unvested stock options expire on termination of employment. Upon a change in control of the Corporation, all stock options become vested and exercisable.

Assuming a change in control of the Corporation occurred on December 29, 2006, the accelerated vesting of all equity awards under the equity compensation plans and agreements would have the same value as the accelerated vesting of the equity awards that would occur upon a termination of the named executive officer’s employment following a change in control under the employment security agreements as described above, and in the case of Mr. Osborn would have the following values: $3,837,878 (stock options), $9,402,520 (restricted stock units), and $1,876,960 (performance stock units). Assuming, in the absence of a change in control, a termination of the named executive officer’s employment due to death, disability, or retirement (including termination while on the Management Committee at age 55 with the requisite service) occurred on December 29, 2006, (i) the accelerated vesting of the stock options under the equity compensation plans and agreements would have the same value as the accelerated vesting of the stock options that would occur upon a termination of employment following a change in control under the employment security agreements as described above, and in the case of Mr. Osborn would have a value of $3,837,878, and (ii) the accelerated vesting of a prorated portion of the restricted stock units and performance stock units would have the following values for each named executive officer:

Mr. Osborn:	$ $	4,986,042 620,086	(restricted stock units) (performance stock units)

Mr. Fradkin:	$ $	1,267,397 128,300	(restricted stock units) (performance stock units)

Mr. Waddell:	$ $	1,828,337 171,067	(restricted stock units) (performance stock units)

Mr. Morrison:	$ $	1,770,618 141,132	(restricted stock units) (performance stock units)

Mr. Theriault:	$ $	1,723,078 141,132	(restricted stock units) (performance stock units)

Ms. Barrat:	$ $	978,058 128,300	(restricted stock units) (performance stock units)

Mr. Toth:	$ $	1,179,793 136,861	(restricted stock units) (performance stock units)

The value of the acceleration of the stock options is based on the difference between the option exercise price and $60.69, which was the closing market price of the Corporation’s common stock on December 29, 2006. The value of the accelerated restricted stock units and performance stock units is also based on the $60.69 closing market price.

DIRECTOR COMPENSATION

The following table sets forth all compensation paid to each non-employee director of the Corporation in 2006.

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($)(2) (c)	Option Awards ($) (d)	Non-Equity Incentive Plan Compen- sation ($) (e)	Change in Pension Value and Nonqualified Deferred Compen- sation Earnings ($) (f)	All Other Compen- sation ($)(3) (g)	Total ($) (h)
Duane L. Burnham	$100,000	$60,000	—	—	—	—	$160,000
Linda Walker Bynoe(1)	$ 65,750	$45,000	—	—	—	—	$110,750
Nicholas D. Chabraja(1)	—	—	—	—	—	—	$0
Susan Crown	$ 91,250	$60,000	—	—	—	—	$151,250
Robert A. Helman(1)	$ 25,467	$15,000	—	—	—	$5,000	$45,467
Dipak C. Jain	$ 87,500	$60,000	—	—	—	—	$147,500
Arthur L. Kelly	$ 92,000	$60,000	—	—	—	—	$152,000
Robert C. McCormack	$ 84,000	$60,000	—	—	—	—	$144,000
Edward J. Mooney	$ 92,500	$60,000	—	—	—	—	$152,500
John W. Rowe	$ 87,500	$60,000	—	—	—	—	$147,500
Harold B. Smith	$ 89,500	$60,000	—	—	—	—	$149,500
William D. Smithburg	$ 95,000	$60,000	—	—	—	—	$155,000
Charles A. Tribbett III	$ 82,500	$60,000	—	—	—	—	$142,500

(1) Terms of Office. Ms. Bynoe was elected a director of the Corporation effective April 18, 2006, and Mr. Helman retired as a director on that same date. Mr. Chabraja was elected a director of the Corporation effective January 1, 2007.

(2) Stock Awards. This column shows the dollar amount recognized by the Corporation for financial statement reporting purposes in 2006 in accordance with SFAS No. 123(R) for all restricted stock units granted to each non-employee director. See footnote 22 to the Consolidated Financial Statements contained in the Corporation’s 2006 Financial Annual Report to Shareholders for a discussion of the assumptions made by the Corporation in the valuation of these restricted stock unit awards. The grant date fair value of the directors’ stock awards in 2006, computed in accordance with SFAS No. 123(R), was $60,000. As of December 31, 2006, each non-employee director (other than Mr. Chabraja) held an aggregate of 1,066 stock units, which, as described below, represented the stock unit award made by the Corporation in February 2006.

(3) All Other Compensation. Perquisites paid or provided to directors in 2006 were less than the SEC’s minimum threshold for disclosure ($10,000). The Corporation made a charitable donation of $5,000 in Mr. Helman’s name in connection with his retirement from the board on April 18, 2006.

General

Directors who are employees of the Corporation receive no additional compensation for serving on the board of directors or on any board committee.

2006 Director Compensation

Cash Compensation. In 2006, non-employee directors of the Corporation received the following cash compensation for their service on the board of directors:

Annual Retainer	$60,000
Attendance Fee for Board and Committee Meetings	$ 1,500
Additional Fee for the Chairman of each Board Committee (other than the Executive Committee)	$10,000
Additional Fee for Audit Committee Members (including the Chairman)	$ 5,000

All non-employee directors are also eligible to receive a per diem fee of $1,000 when required to attend orientation meetings or to perform specific services on behalf of the Corporation. The Corporation paid $9,000 for such services in 2006.

Equity Compensation. In February 2006, each non-employee director received a grant of stock units under the Corporation’s 2002 Stock Plan equal in value to $60,000, with the actual number of stock units (1,066 stock units), determined by the average of the high and low sale prices of the common stock on the date of the 2006 annual meeting of stockholders. Mr. Chabraja, who became a director of the Corporation effective January 1, 2007, received a prorated award of 282 stock units on January 16, 2007. All of the stock units granted to directors in February 2006 and the award granted to Mr. Chabraja in January 2007 will vest on the date of the 2007 annual meeting of stockholders. Stock units do not have voting rights. Dividend equivalents on the stock units are paid on a current basis prior to vesting and distribution. Each stock unit entitles a director to one share of common stock at vesting, unless a director elects to defer receipt of the shares.

2007 Director Compensation

Effective as of April 1, 2007, the Corporation will eliminate the $1,500 attendance fee for each board and board committee meeting and increase the annual retainer to $160,000, consisting of (i) $80,000 in cash, and (ii) a grant of stock units equal in value to $80,000, with the actual number of stock units determined by the closing price of the Corporation’s common stock on April 17, 2007, the date of the Corporation’s 2007 annual meeting of stockholders. These stock units will vest on the date of the 2008 annual meeting of stockholders. All other non-employee director compensation in 2007 will remain the same as it was in 2006.

Deferral of Compensation

Non-employee directors may elect to defer payment of their cash compensation and stock units until termination of their service as directors. Any deferred cash compensation is converted into stock units representing shares of common stock. The value of each such stock unit is based upon the market price of the stock at the end of the calendar quarter for which the cash compensation would have been paid. Dividend equivalents on all deferred stock units are paid quarterly to a cash account and accrue interest at an interest rate determined from time to time by the Committee. Deferred cash compensation and dividend equivalents will be paid out in cash, and deferred stock units will be distributed in stock, in each case in a lump sum or in up to 10 annual installments at the election of the director.

ITEM 2—APPROVAL OF THE AMENDED AND RESTATED NORTHERN TRUST CORPORATION 2002 STOCK PLAN

Background

The board of directors of the Corporation unanimously approved the Northern Trust Corporation 2002 Stock Plan (the “Plan”) in February 2002 and the stockholders of the Corporation approved the Plan at the 2002 annual meeting.

On February 20, 2007, the board of directors, upon the recommendation of the Compensation and Benefits Committee (as used in this section, the “Committee”), unanimously approved the amendment and restatement of the Plan, subject to stockholder approval at the 2007 annual meeting. The amendment and restatement consist of the following:

•

Amendments to the Plan (i) increasing the number of shares issuable under the Plan by 18,000,000 shares from 22,000,000 shares to 40,000,000 shares, (ii) capping the number of “full value” shares (i.e., shares issuable other than in connection with stock options or stock appreciation rights) that may be issued after April 17, 2007 to 10,000,000 shares, and (iii) eliminating the add-back to the Plan of shares delivered to the Corporation by a participant in payment of an option exercise price or a tax withholding obligation; and

•

The re-approval of the “material terms of the performance goals,” previously approved by the board and the stockholders in connection with the approval of the Plan, that may be used in connection with any award under the Plan to ensure that the award qualifies as “performance based compensation” under Section 162(m) of the Internal Revenue Code (the “Code”) and is thus fully deductible by the Corporation for federal income tax purposes.

The amended and restated Plan is identical in all respects to the Plan, except for the above items and the change in the name of the Plan to the “Amended and Restated Northern Trust Corporation 2002 Stock Plan.” If stockholders do not approve the amended and restated Plan, the Corporation intends to continue the Plan in its current form (subject to the ability of the board of directors to amend the Plan, as permitted, without stockholder approval). However, the number of shares issuable under the Plan would be quite limited and the Corporation would not be able to qualify awards under the Plan as “performance based compensation” under Section 162(m) of the Code.

Set forth below are descriptions of (i) the above-described amendments, (ii) the “material terms of the performance goals,” and (iii) the Plan itself.

Approval of the Amendments to the Plan

Amendment Increasing the Number of Shares Issuable under the Plan. The Plan currently contains the following limitations with respect to the grant of awards. An aggregate of 22,000,000 shares of common stock may be issued under the Plan. The maximum number of shares of common stock as to which a participant may receive stock options or stock appreciation rights in any calendar year is 500,000. The maximum number of shares for awards (other than stock options and stock appreciation rights) intended to qualify as “performance based compensation” under Section 162(m) of the Code that may be granted to any participant in any calendar year is 150,000. The maximum number of shares of common stock issuable under the Plan as incentive stock options is 22,000,000.

As of March 1, 2007, approximately 4,500,000 shares of the 22,000,000 issuable under the Plan remained available for future awards under the Plan. The amendment would increase the number of shares issuable under the Plan by 18,000,000 shares from 22,000,000 shares to 40,000,000 shares. No changes would be made to the current maximum number of shares available for stock options or stock appreciation rights to a participant in any calendar year, the current maximum number of shares available for “performance based compensation” awards to a participant in any calendar year, or the current maximum number of shares issuable as incentive stock options under the Plan as in effect prior to its amendment and restatement.

The board of directors believes that the remaining number of shares available for future awards under the Plan is insufficient to meet the Corporation’s anticipated needs. The board further believes that the Plan has served its purpose well and that the proposed increase in the number of shares issuable under the Plan will continue to enhance the Corporation’s ability to attract and retain officers and directors by providing them with meaningful long-term financial incentives.

If the amended and restated Plan is approved by stockholders, the first sentence of Section 5(a) of the Plan would be amended to read as follows:

“An aggregate of 40,000,000 shares of Common Stock, consisting of authorized but unissued shares or treasury shares, may be issued under the Plan from and after the date of its initial adoption.”

Amendment Capping the Number of “Full Value” Shares. The Plan currently does not contain any limitation on the number of “full value” shares issuable to participants. “Full value” shares are non-option shares granted to a participant without any payment by the participant. Examples would include grants of restricted stock units, performance stock units, or shares of restricted stock. The proposed amendment would cap the number of “full value” shares that may be issued under the Plan after April 17, 2007 to 10,000,000 shares.

If the amended and restated Plan is approved by stockholders, a new sentence would be added to Section 5(b) of the Plan to read as follows:

“The maximum number of shares of Common Stock available for awards other than Stock Options or Stock Appreciation Rights after April 17, 2007 is 10,000,000, as such number shall be adjusted in accordance with the provisions of Section 11 of the Plan.”

Amendment Eliminating the Add-Back to the Plan of Participant-Delivered Shares. A related Plan amendment would provide that shares delivered by a participant to the Corporation in payment of an option exercise price or the participant’s tax withholding obligation would not be added back to the aggregate number of shares issuable under the Plan.

If the amended and restated Plan is approved by stockholders, the following language in Section 5(c) of the Plan would be deleted:

“In addition, any shares of Common Stock exchanged by an optionee as full or partial payment to the Corporation of the exercise price under any Stock Option exercised under the Plan and any shares of Common Stock retained by the Corporation pursuant to a Participant’s tax withholding election shall not count towards the aggregate number of shares that may be issued under the Plan as set forth in Section 5(a).”

The board of directors believes these amendments reflect current practice and would not detract from the Corporation’s ability to provide equity compensation to its directors, officers, and employees in a manner that serves the best interest of the Corporation.

Re-approval of the “Material Terms of the Performance Goals” under the Plan

The Corporation generally seeks to preserve its ability to claim tax deductions for compensation paid to executives to the greatest extent practicable. Section 162(m) of the Code limits the Corporation’s federal income tax deduction to $1 million of compensation paid in a taxable year to an individual who, on the last day of the taxable year, was (a) the chief executive officer or (b) among the four other highest compensated executive officers whose compensation is reported in the Summary Compensation Table of the proxy statement. “Performance-based compensation” is not subject to this $1 million deduction limit and is thus fully deductible if certain conditions are met. One of these conditions is stockholder approval of the “material terms of the performance goals” under which the compensation is paid. Stockholders of the Corporation initially approved the “material terms of the performance goals” in 2002, but Section 162(m) requires stockholder re-approval every five years. As a result, the Corporation is now seeking stockholder re-approval of the “material terms of the performance goals” so that performance based awards are deductible for federal income tax purposes to the extent they are “performance based compensation.” The “material terms of the performance goals” under the amended and restated Plan are identical to those under the Plan as in effect prior to its amendment and restatement.

The “material terms of the performance goals” under Section 162(m) of the Code consist of (i) the employees eligible to receive performance based compensation under the Plan, (ii) the business criteria on which the performance goals are based, and (iii) the maximum number of shares of the Corporation’s common stock that can be awarded as performance based compensation under the Plan during any calendar year.

Eligible Employees. The employees eligible to receive performance based compensation under the Plan are all of the employees of the Corporation and its subsidiaries. See “Description of the Plan— Eligibility.”

Business Criteria. Performance goals under the Plan may be based on one or more of the following business criteria: return on equity, earnings or earnings per share, common stock price,

return on assets, return on investment, net income, expense management, credit quality, revenue growth, or operating leverage. Corporate performance goals may be absolute in their terms or measured against or in relationship to the performance of other companies or indices selected by the Committee. In addition, corporate performance goals may be adjusted for any events or occurrences (including extraordinary charges, losses form discontinued operations, restatements and accounting charges, and other unplanned special charges such as restructuring expenses, acquisition expenses and strategic loan loss provisions) as may be determined by the Committee. Corporate performance goals may be particular to one or more business units, or lines of business or subsidiaries or may be based on the performance of the Corporation as a whole. The corporate performance goals and the performance targets established thereunder by the Committee may be identical for all participants for a given performance period, or at the discretion of the Committee, may differ among such participants. The Committee may provide that any award granted under the Plan will be subject to the attainment of performance goals in order to qualify the award as “performance based compensation” under Section 162(m) of the Code.

Maximum Compensation. The maximum number of shares of common stock for awards (other than stock options and stock appreciation rights) intended to qualify as “performance based compensation” under Section 162(m) of the Code that may be granted to any participant in any calendar year will remain at 150,000.

Description of the Plan

Purpose. The purpose of the Plan is to promote the growth and profitability of the Corporation by (a) encouraging outstanding individuals to accept or continue employment with the Corporation and its subsidiaries or to serve as directors of the Corporation, and (b) providing those persons with incentive compensation opportunities in the form of stock options and other awards based on the value or increase in the value of shares of common stock of the Corporation, thereby aligning their interests with those of the Corporation’s stockholders.

Administration. The Plan is administered by the Committee. The Committee is comprised solely of non-employee directors, each of whom qualifies as an “outside director” under Section 162(m) of the Code and a “non-employee director” under Rule 16b-3 of the Securities Exchange Act of 1934. The Committee has full authority to select the individuals who will receive awards under the Plan, to determine the types of awards to be granted, and to establish the terms and conditions of awards, including what happens to an award in the event of a participant’s death, disability, retirement, or termination of employment or service on the Board, or upon a “change in control” of the Corporation. The Committee has the authority to amend the Plan or the terms and conditions relating to awards under the Plan to the extent necessary or appropriate to comply with applicable laws, regulations and accounting rules in order to permit employees who are located outside of the United States to participate in the Plan. The Committee interprets the Plan and generally makes all decisions relating to the administration of the Plan. Decisions of the Committee are final and binding. The Committee may delegate the administration of the Plan to one or more persons under certain circumstances described in the Plan.

Eligibility. All employees of the Corporation and its subsidiaries and all non-employee directors of the Corporation are eligible to receive awards under the Plan. As of December 31, 2006, the Corporation had approximately 9,726 full-time equivalent officers and staff members and 12 non-employee directors.

Number of Shares. There are currently 22,000,000 shares of common stock issuable under the Plan. This number would be increased to 40,000,000 shares under the amended and restated Plan. Shares issuable may be authorized but unissued shares or treasury shares. Shares representing the unexercised portion of any lapsed or cancelled awards, or forfeited awards, also become available for future issuance under the Plan. In addition, the Plan currently provides that if any shares are delivered by a participant to the Corporation in payment of the exercise price or the participant’s tax withholding obligations, then only the number of shares issued net of the shares delivered will count against the aggregate number of shares issuable under the Plan. This provision would be deleted under the amended and restated Plan.

Types of Awards. The types of awards available under the Plan are as follows:

Stock Options. The Plan provides for the grant of non-qualified stock options and incentive stock options. Stock options granted under the Plan may qualify as incentive stock options if, among other things, the exercise price is not less than 100% of the fair market value of the shares on the date of the grant. In addition, incentive stock options may not be exercisable later than 10 years after the date of grant. The exercise prices at which and the periods during which stock options may be exercised are fixed by the Committee, but in no case may the exercise price be less than 100% of the fair market value of the shares on the date of the grant. Stock options are exercisable as provided in the stock option agreement and are nontransferable except by will, the laws of descent and distribution and, in the case of non-qualified stock options, as the Committee may determine. Upon exercise of a stock option, payment of the exercise price must be made in full. The Committee has complete discretion to determine when and to whom stock options will be granted and the number of shares that will be subject to each grant. Stock options may extend for a period of up to 10 years from the date of grant with the actual term to be established by the Committee at the time of grant. The right to exercise a stock option will vest according to the vesting schedule the Committee establishes when the stock option is granted.

The Committee may grant “replacement” options under the Plan, although it has never done so. Under a replacement option, a participant who pays all or part of the exercise price of a stock option or the amount of tax required to be withheld upon such exercise by delivering shares of common stock to the Corporation would be granted a new option to purchase the number of shares equal to the number of shares delivered to exercise the option and pay withholding taxes. The term of the replacement option may not be longer than the term of the option to which it relates.

Stock Appreciation Rights. Stock appreciation rights may be awarded with respect to stock options granted under the Plan. Each right will permit the participant to receive, in lieu of exercising the related stock option, up to 100% of the difference between the market price of the option shares on the date of exercise of the right and the aggregate option price thereof. Stock appreciation rights will be exercisable only if and to the extent that the related stock options are exercisable. Upon exercise, stock appreciation rights will be paid in cash or in shares of common stock (based upon their fair market value on the date of exercise) or a combination thereof, as set forth in the stock appreciation right agreement.

Stock Units. Stock units may be granted to participants in the Plan subject to the general provisions of the Plan and the terms and conditions of the applicable stock unit agreement. Stock units shall be denominated in an equal number of shares of common stock of the Corporation, as determined by the Committee, and shall be payable either in shares of common stock or in cash, as provided in the stock unit agreement. Stock units may also provide for the payment to the participants of “dividend equivalents” on the shares designated in and award and will be subject to such other terms and conditions as the Committee determines, which may include restrictions pending the satisfaction of a vesting period (i.e., restricted stock units) or requirements for meeting specified performance goals (i.e., performance stock units).

Stock Awards. Stock awards may be granted to participants in the Plan, consisting of shares of common stock transferred for consideration at or less than the fair market value thereof as the Committee seems appropriate or as a bonus for services rendered and without further consideration. These awards will be subject to terms and conditions determined by the Committee, which may include restrictions on transferability, rights of the Corporation to reacquire the shares upon termination of the participant’s employment, requirements for meeting specified performance goals, and forfeiture of the shares under certain circumstances prescribed by the Committee.

Performance Shares. Performance shares may be granted to participants in the Plan subject to terms and conditions determined by the Committee, which may include restrictions on transferability, rights of the Corporation to reacquire the shares upon termination of the participant’s employment, and requirements for meeting specified performance goals. A participant may be entitled to have a portion of the performance shares credited to an account maintained for the participant if established performance goals are achieved for one or more of the “performance periods” designated for the participant by the Committee.

Payment and Withholding. Payment of any award, including payment of the exercise price of a stock option may be made in cash or shares of common stock, a combination of the foregoing, or as the Committee otherwise provides, as set forth in the award agreement. In the event any withholding tax is required to be withheld in connection with an award, the Committee may permit the award recipient to satisfy the minimum required tax obligation by using one or more of the payment methods described above or by directing the Corporation to withhold shares of common stock otherwise issuable in connection with the award having a fair market value equal to the amount required to be withheld.

Change in Control. In the event of a “change in control,” as defined in the Plan, outstanding awards may become fully vested and exercisable, restrictions applicable to awards may terminate or lapse, and performance goals applicable to any award may be deemed fully achieved, in each case as set forth in the applicable award agreement.

Transfer Restrictions. In general, awards granted under the Plan may not be transferred other than by will or the laws of descent and distribution and may be exercised only by the participant during the participant’s lifetime or, in the event of disability, by the participant’s personal representative. The Committee has the authority to permit the transfer of non-qualified stock options under certain circumstances described in the Plan.

Adjustment. In the event of any reorganization, stock split, stock distribution, merger, consolidation, split-up, spin-off, combination, change in the capital structure of the Corporation or similar corporate transaction, the Committee or the board shall make adjustments as necessary and appropriate to preserve the benefits of the Plan and awards granted under the Plan, including but not limited to adjustment of the number and kind of shares reserved for issuance under the Plan or covered by outstanding awards.

Amendment or Termination. The board may amend, suspend, or terminate the Plan at any time, provided that no such action adversely affects the right of any participant under any outstanding award in any material way without the written consent of the participant, unless such amendment, suspension or termination is required by applicable law. No amendment shall be made without stockholder approval if stockholder approval is required by law, regulation or stock exchange rule. No awards may be granted under the Plan on or after April 16, 2012.

Awards Granted Under the Plan. Information relating to awards made in 2006 under the Plan to the executive officers named in the Summary Compensation Table is presented in the various tables under the caption “Executive Compensation.” In 2006, under the Plan (a) 813,534 options at an exercise price of $52.10 per share, 118,113 restricted stock units valued at $52.10 per share to $54.31 per share, and 93,113 performance stock units valued at $52.10 per share, with such values based on the mean of the high and low sale prices of the common stock on the date of grant, were granted to all executive officers as a group, (b) 932,067 options at exercise prices of $52.095 per share to $60.205 per share, 267,475 restricted stock units valued at $52.10 per share to $54.31 per share, and 59,167 performance stock units valued at $52.10 per share, with such values based on the mean of the high and low sale prices of the common stock on the date of grant, were granted to all employees (other than executive officers) of the Corporation as a group, and (c) 11,725 restricted stock units valued at $56.29 per share, based on the mean of the high and low sales prices of the common stock on the date of grant, were granted to the Corporation’s non-employee directors.

In addition, as of December 31, 2006, a total of 15,090,523 stock options with exercise prices of $32.615 per share to $60.205 per share have been granted under the Plan since it was approved by stockholders in 2002, as follows: Mr. Osborn: 1,131,655 stock options; Mr. Waddell: 310,809 stock options; Mr. Fradkin: 229,105 stock options; Ms. Barrat: 186,251 stock options; Mr. Morrison: 338,847 stock options; Mr. Theriault: 318,868 stock options; Mr. Toth: 248,308 stock options; all executive officers as a group: 3,545,411 stock options; all employees (other than executive officers) as a group: 11,545,082 stock options; and all non-employee directors: no stock options. On December 29, 2006, the closing price of the common stock, as reported on Nasdaq, was $60.69 per share.

Summary of Federal Income Tax Consequences

The following is a summary of the federal income tax consequences of the Plan. It is based on the federal tax laws and regulations currently in effect and existing administrative rules of the Internal Revenue Service. Participants may also be subject to state and local taxes in connection with the grant of awards under the Plan. Participants should consult with their individual tax advisers to determine the tax consequences associated with awards granted to them under the Plan. This information may not be applicable to employees of foreign subsidiaries or to employees who are not residents of the Untied States.

Non-qualified Stock Options. No income, for federal income tax purposes, will be realized by a participant at the time a non-qualified stock option is granted. At the date of exercise of a non-qualified stock option, ordinary compensation income will be realized by the participant in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price (the amount paid for the shares), and the Corporation will receive a tax deduction for the same amount. Upon the sale of such shares, any gain or loss realized is treated as either short-term or long-term capital gain or loss depending on whether the shares have been held more than one year.

Incentive Stock Options. No income, for federal income tax purposes, will be realized by a participant at the time an incentive stock option is granted. If shares are issued to a participant pursuant to the exercise of an incentive stock option, and if no disqualifying disposition of such shares is made by such participant within one year after the date of exercise or within two years after the date of grant, (a) no income, for federal income tax purposes, will be realized by the participant at the date of exercise, (b) upon the sale of such shares, any amount realized in excess of the exercise price will be taxed to the participant, for federal income tax purposes, as a long-term capital gain and any loss sustained will be a long-term capital loss, and (c) no deduction will be allowed to the Corporation for federal income tax purposes. If, however, the shares are sold before the expiration of the holding periods, the participant will recognize ordinary income on the difference between the exercise price and the fair market value at exercise, and the Corporation generally will receive a tax deduction in the same amount. Such amount also will be the tax basis for the shares the participant acquires. Upon exercise of an incentive stock option, the excess of the fair market value over the exercise price is an item of tax preference to the participant for purposes of determining the alternative minimum tax.

Stock Units. Stock units, whether paid in cash or shares of common stock, will not result in taxable income to a participant or provide a deduction to the Corporation until payment is made to the participant. Upon receipt of a payment, the participant will realize ordinary income equal to the amount of the cash received in the case of a cash payment or the market value of the shares received at the time of payment in the case of a payment in shares of common stock. Upon such payment, the Corporation will be entitled to a corresponding deduction with respect to the ordinary income realized by the participant. In addition, the holding period begins on the date any shares are received, if not subject to any restrictions, for purposes of determining short-term or long-term capital gain or loss on a subsequent sale of the shares.

Stock Appreciation Rights. At the date of grant of stock appreciation rights, the participant will not be deemed to receive income, and the Corporation will not be entitled to a deduction. Upon exercise, the holder of a stock appreciation right will realize ordinary compensation income equal to the amount of cash or the market value of the shares received on exercise. The Corporation will be entitled to a deduction with respect to the ordinary income realized by the participant.

Stock Awards and Performance Shares. Ordinary income will be realized by a recipient of a stock award or performance shares upon becoming entitled to transfer the shares at the end of the restriction period, if any, without forfeiture. The amount of income realized will be equal to the fair market value of the shares on the first day after the end of the restriction period, less the amount paid for the shares. Such amount will also constitute the tax basis for the shares. In addition, the holding period will commence on the day the restriction expires for purposes of determining whether the recipient has long-term or short-term capital gain or loss on a subsequent sale of shares. The Corporation will be entitled to a deduction with respect to the ordinary compensation income realized by the participant.

A recipient of a stock award who makes an election under Section 83(b) of the Internal Revenue Code within 30 days after the date of the grant will have ordinary income equal to the fair market value on the date of grant less the amount paid for the shares, and will recognize no additional income until the shares are subsequently sold. Upon sale of the shares, the tax basis will be equal to the fair market value on the date of the grant, and the holding period for capital gains purposes will commence on the date of grant. If the shares subject to such election are forfeited, the recipient will not be entitled to any deduction refund or loss for tax purposes (other than a capital loss with respect to the amount of tax previously paid), and the Corporation will have to include the amount that it previously deducted from its gross income in the taxable year of the forfeiture.

Vote Required for Approval

Approval of the amended and restated Plan requires the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the annual meeting.

The Board of Directors unanimously recommends that you vote FOR approval of the Amended and Restated Northern Trust Corporation 2002 Stock Plan.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2006 with respect to the Corporation’s compensation plans (including individual compensation arrangements) under which equity securities of the Corporation are authorized for issuance:

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants, and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights (3) (b)	Number of Securities Remaining Available for Issuance under Equity Compensation Plans (Excluding Securities Reflected in Columns (a)) (c)
Equity compensation plans approved by stockholders(1)	23,557,274(2)	$49.68	6,452,693(4)
Equity compensation plans not approved by stockholders(5)	67,895	N/A	N/A
Total	23,625,169	$49.68	6,452,693

(1) These plans are the Corporation’s Amended 1992 Incentive Plan and the 2002 Stock Plan.

(2) Consists of 22,155,146 stock options and 1,402,128 stock units.

(3) Weighted-average exercise price of outstanding stock options (excludes restricted stock units and performance stock units, which were granted at no cost to participants.)

(4) All of these shares are issuable under the 2002 Stock Plan.

(5) Consists of stock units under the terms of the 1997 Deferred Compensation Plan for Non-Employee Directors. These stock units have been deferred at the election of certain directors and will be distributed on a one-for-one basis in shares of common stock following retirement.

AUDIT COMMITTEE REPORT

The Audit Committee of the board is responsible for providing oversight of the Corporation’s financial reporting functions and internal controls. The board appoints the Audit Committee and its chairman annually, with the Committee consisting of at least four directors. The Audit Committee operates under a formal charter, which is available on the Corporation’s website at www.northerntrust.com. The Audit Committee charter sets forth in detail the duties and responsibilities of the Audit Committee.

The Audit Committee’s duties and responsibilities are ones of oversight. In fulfilling their duties and responsibilities, it is recognized that members of the Committee are not full-time employees of the Corporation, and are not, and do not represent themselves to be, accountants or auditors by profession. Each member of the Committee shall be entitled to rely in good faith on (i) the integrity of those persons and organizations within and outside the Corporation from which he or she receives information, (ii) the accuracy of the financial and other information provided to the Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board), and (iii) representations made by management or third parties as to any information technology, internal audit and other non-audit services provided by the Corporation’s independent registered public accountants to the Corporation. The responsibility for the completeness and accuracy of the Corporation’s financial statements rests with the Corporation’s management. The responsibility of KPMG LLP, the Corporation’s independent registered public accounting firm, is (i) to perform an audit and to express an opinion as to whether the Corporation’s annual consolidated financial statements are free of material misstatement and presented in accordance with generally accepted accounting principles and (ii) to perform an audit and to express an opinion as to management’s assessment of, and the effective operation of, the Corporation’s internal control over financial reporting.

The Audit Committee received the written disclosures and the letter from KPMG LLP, required by the Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3600T. The disclosures described the relationships and fee arrangements between the firm and the Corporation. Consistent with Independence Standards Board Standard No. 1 and the rules and regulations of the SEC, the Audit Committee considered at a meeting held on January 15, 2007 whether the provision of non-audit services by the independent registered public accounting firm to the Corporation for the fiscal year ended December 31, 2006 is compatible with maintaining KPMG LLP’s independence and has discussed with KPMG LLP the firm’s independence from the Corporation.

The Audit Committee reviewed and discussed with the Corporation’s independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Audit Committee reviewed and discussed with management and the Corporation’s independent registered public accounting firm the audited financial statements of the Corporation for the year ended December 31, 2006.

Based on the above-mentioned reviews and discussions with management and the Corporation’s independent registered public accounting firm, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above, the Audit Committee, exercising its business judgment, recommended to the board that the Corporation’s audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2006, for filing with the SEC.

This report is submitted on behalf of the members of the Audit Committee:

Duane L. Burnham, Chairman

Linda W. Bynoe

Dipak C. Jain

Edward J. Mooney

John W. Rowe

ITEM 3—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Appointment of Independent Registered Public Accounting Firm

The independent registered public accounting firm is appointed annually by the Corporation’s Audit Committee. For the year ending December 31, 2007, the Audit Committee has authorized the engagement of KPMG LLP as the Corporation’s independent registered public accounting firm. KPMG LLP served as the Corporation’s independent registered public accounting firm for the fiscal year ended December 31, 2006. Representatives of KPMG LLP will be present at the annual meeting. They will have an opportunity to make a statement if they wish and will be available to respond to appropriate questions raised by stockholders at the meeting.

Stockholder ratification of the selection of KPMG LLP as the Corporation’s independent registered public accounting firm is not required. However, the board of directors is submitting the selection of KPMG LLP as the Corporation’s independent registered public accounting firm to the stockholders for ratification to learn the opinion of stockholders on this selection. If the stockholders fail to ratify KPMG LLP as the independent registered public accounting firm, the Audit Committee will reassess its appointment. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of the Corporation and its stockholders.

Fees of Independent Registered Public Accounting Firm

Description of Fees	Amount of Fees Payable to KPMG LLP for Fiscal Year 2006	Amount of Fees Payable to KPMG LLP for Fiscal Year 2005
Audit Fees(1)	$3,698,900	$3,402,274
Audit-Related Fees(2)	$ 931,100	$ 602,226
Tax Fees(3)	$ 354,300	$ 283,000
All Other Fees(4)	$ —	$ —
Additional Fees(5)	$ 217,500	$ 204,400

(1) Includes fees for professional services rendered for the audit of the Corporation’s annual financial statements for the fiscal year (including services relating to the audit of internal control over financial reporting under the Sarbanes-Oxley Act of 2002) and for reviews of the financial statements included in the Corporation’s Quarterly Reports on Form 10-Q and for other services that only an independent registered public accountant can reasonably provide.

(2) Includes fees for services that were reasonably related to performance of the audit of the annual financial statements for the fiscal year, other than Audit Fees, such as employee benefit plan audits and internal control reviews.

(3) Includes fees for tax return preparation and tax planning.

(4) Includes the aggregate fees for products and services other than those reported above, including other fees for compliance and employee benefits consulting.

(5) Additional Fees are fees for services rendered in connection with audits for certain of the proprietary, common and securities lending collateral funds sponsored or managed by the Corporation. These funds are not included in the consolidated financial statements of the Corporation.

Pre-Approval Policies and Procedures of the Audit Committee

On February 17, 2004, the Audit Committee adopted the revised Northern Trust Corporation Policy Regarding Engagement of Independent Public Accounting Firm to Provide Auditor Services, which superseded the Policy adopted by the Audit Committee on April 14, 2003. The purpose of the Policy is to establish procedures for Audit Committee pre-approval of all auditor services to be provided to the Corporation by its independent registered public accounting firm. Auditor services include audit services, audit-related services, tax services and non-audit services. The Policy provides that the Audit Committee, the Chairman or any Audit Committee member delegated the authority (a “Designated Member”), has the authority to grant pre-approvals of auditor services. In addition, the Policy provides that the independent registered public accounting firm may be engaged to provide only those non-audit services (i) that are permitted by the SEC’s final rule entitled “Strengthening the Commission’s Requirements Regarding Auditor Independence” and (ii) that, in the judgment of the Audit Committee, are compatible with maintaining the independent registered public accounting firm’s independence from the Corporation. In evaluating whether a proposed engagement of the Corporation’s independent registered public accounting firm for a specific permitted non-audit service is compatible with maintaining the firm’s independence from the Corporation, the Audit Committee or a Designated Member thereof must consider whether the proposed engagement would cause the independent registered public accounting firm to (1) audit its own work, (2) perform management functions, or (3) act as an advocate for the Corporation. The independent registered public accounting firm shall in no event be engaged to perform any Prohibited Services, as defined in the Policy.

The following percentages of the Audit-Related Fees, Tax Fees, and Other Fees were approved in accordance with the exceptions to pre-approval requirements set forth in 17 CFR 210.2-01(c)(7)(i)(C): For the fiscal year ended December 31, 2006, Audit-Related Fees: 0%, and Other Fees: 0%.

The Board of Directors unanimously recommends that you vote FOR the ratification of KPMG LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2007.

OTHER BUSINESS

The board of directors knows of no business to be presented at the 2007 annual meeting other than that described above. The Corporation’s by-laws provide that stockholders may bring matters before an annual meeting only if they give timely written notice of the matter to be brought not less than 90 days and not more than 120 days before the month and day that the Corporation held the prior year’s annual meeting. The notice must be directed to the attention of the Corporation’s Corporate Secretary and contain the information required by the by-laws.

STOCKHOLDER PROPOSALS FOR 2008 ANNUAL MEETING

Any stockholder proposals for the 2008 annual meeting must be received by the Corporation, directed to the attention of the Corporation’s Corporate Secretary, no later than November 13, 2007 in order to be eligible for inclusion in the Corporation’s proxy statement and form of proxy for that meeting. The proposal must comply in all respects with the rules and regulations of the SEC and the by-laws of the Corporation.

Also, under the Corporation’s by-laws, other proposals that are not included in the proxy statement will be considered timely and may be eligible for presentation at that meeting if they are received by the Corporation in the form of a written notice, directed to the attention of the Corporation’s Corporate Secretary, not earlier than December 18, 2007 and not later than January 17, 2008. The notice must contain the information required by the by-laws.

By Order of the Board of Directors,

Rose A. Ellis

Corporate Secretary

Chicago, Illinois

March 12, 2007

Exhibit A

NORTHERN TRUST CORPORATION

CATEGORICAL STANDARDS OF DIRECTOR INDEPENDENCE

The following directors shall not be considered “independent”:

•	a director who is or was an executive officer or employee, or whose immediate family member is or was an executive officer, of the Corporation in the current or any of the past three fiscal years;

•

a director who receives or has received, or whose immediate family member receives or has received, more than $60,000 per year in direct compensation from the Corporation, other than director and committee fees, benefits under a tax-qualified retirement or pension plan or other forms of non-discretionary compensation or deferred compensation for prior service, during any period of twelve consecutive months within the past three years; provided, however, that compensation received by an immediate family member of a director for service as an employee (other than an executive officer) of the Corporation or any subsidiary of the Corporation need not be considered in determining independence;

•

a director who is, or whose immediate family member is, a current partner of the internal or external auditor of the Corporation or who is or has been, or whose immediate family member is or has been, affiliated with or employed by a (present or former) internal or external auditor of the Corporation (or of an affiliate) and involved with the Corporation’s audit, in the current or any of the past three fiscal years;

•

a director who is or has been or whose immediate family member is or has been, part of an interlocking directorate in which an executive officer of the Corporation serves on the compensation committee of another company that concurrently employs the director or his or her immediate family member, in the current or any of the past three fiscal years; or

•

a director who is a partner in, a controlling shareholder, an executive officer or an employee of, or whose immediate family member is a partner in, a controlling shareholder or an executive officer of, a company that, in the current year or any of the past three fiscal years, made payments to, or received payments from, the Corporation for property or services in an amount which, in any single fiscal year, exceeded the greater of $200,000 or 5% of the recipient’s revenues or the greater of $1 million or 2% of such other company’s revenues.

A-1

Printed on recycled paper.

NORTHERN TRUST CORPORATION

PROXY CARD FOR 2007 ANNUAL MEETING OF STOCKHOLDERS

Tuesday, April 17, 2007

[GRAPHIC]	Northern Trust Corporation 50 South LaSalle St. Chicago, IL 60603	proxy

PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Susan Crown, Edward J. Mooney and William D. Smithburg, or any of them, with the power of substitution, attorneys and proxies for the undersigned to vote at the annual meeting of stockholders of Northern Trust Corporation on April 17, 2007, or any adjournment of such meeting, all shares of common stock which the undersigned is entitled to vote on the Proposals, as more fully described in the proxy statement for the meeting, in the manner specified, and on any other business properly coming before the meeting.

The above proxy holders cannot vote your shares unless you vote by telephone or through the Internet in accordance with the voting instructions on the reverse side or you sign, date and return this proxy card by mail. If you vote by mail, you are encouraged to specify your choice on each Proposal by marking the appropriate space (SEE REVERSE SIDE), but you need not mark any space if you wish to vote in accordance with the recommendations of the Board of Directors.

Whether you vote by mail, telephone or through the Internet, your shares will be voted in accordance with your instructions. If you sign, date and return your proxy card without indicating how you want to vote your shares, the proxy holders will vote your shares in accordance with the following recommendations of the Board of Directors:

Item 1 — FOR the election of each nominee for director;

Item 2 — FOR the approval of the amended and restated Northern Trust Corporation 2002 Stock Plan; and

Item 3 — FOR the ratification of the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2007.

The proxy holders are authorized to vote as they shall determine in their sole discretion on any other business that may properly come before the meeting.

YOU CAN VOTE YOUR PROXY BY TELEPHONE OR THROUGH THE INTERNET OR BY COMPLETING, SIGNING, DATING AND RETURNING THIS PROXY CARD BY MAIL.

CONTINUED ON REVERSE SIDE

COMPANY #

CONTROL #

THERE ARE THREE WAYS TO VOTE YOUR PROXY:

Your telephone or Internet vote authorizes the named proxy holders to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY TELEPHONE—TOLL FREE—1-800-560-1965

•

Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12 noon (CDT) on April 16, 2007. NOTE: Telephone voting is available only in the United States of America and Canada. There may be a few limited areas in which access to the toll free number is not available. This is dependent upon the local telephone service provider.

•

You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number that are located above and the last 4 digits of the U.S. Social Security Number or Tax Identification Number for this account. (If you do not have a U.S. SSN or TIN, follow the voice prompt.)

•	Follow the simple voice instructions.

VOTE THROUGH THE INTERNET—http://www.eproxy.com/ntrs/

•	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12 noon (CDT) on April 16, 2007.

•

You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number that are located above and the last 4 digits of the U.S. Social Security Number or Tax Identification Number for this account to obtain your records and create an electronic ballot. (If you do not have a U.S. SSN or TIN, please leave blank.)

VOTE BY MAIL

•	Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided.

IF YOU VOTE BY TELEPHONE OR THROUGH THE INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, AND 3.

1. Election of 14 directors:	01 Linda Walker Bynoe 02 Nicholas D. Chabraja 03 Susan Crown 04 Dipak C. Jain 05 Arthur L. Kelly	06 Robert C. McCormack 07 Edward J. Mooney 08 William A. Osborn 09 John W. Rowe	10 Harold B. Smith 11 William D. Smithburg 12 Enrique J. Sosa 13 Charles A. Tribbett III 14 Frederick H. Waddell	☐Vote FOR all nominees (except as marked)	☐ Vote WITHHELD from all nominees

(Instructions: To withhold authority to vote for any nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2.	Approval of the amended and restated Northern Trust Corporation 2002 Stock Plan.	☐ For	☐ Against	☐ Abstain

3.	Ratification of the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2007.	☐ For	☐ Against	☐ Abstain

In their sole discretion, the proxy holders are authorized to vote as they shall determine on any other business that may properly come before the meeting.

This proxy card when properly executed will be voted in the manner directed herein. If no direction is made, this proxy card will be voted FOR the election of all nominees for director; FOR approval of the amended and restated Northern Trust Corporation 2002 Stock Plan; and FOR ratification of the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2007.

Address Change ☐   Mark Box ☐   Indicate changes below:

Date , 2007

Signature(s) in Box

Please sign exactly as name appears hereon. Joint owners should each sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation or partnership, sign in name of entity by authorized person.

NORTHERN TRUST CORPORATION

VOTING INSTRUCTION CARD FOR 2007 ANNUAL MEETING OF STOCKHOLDERS

Tuesday, April 17, 2007

[GRAPHIC]	Northern Trust Corporation 50 South LaSalle St. Chicago, IL 60603

Voting Instruction Solicited by the Trustee of The Northern Trust Company Thrift-Incentive Plan

The undersigned hereby directs The Northern Trust Company, Trustee (“TIP Trustee”) of The Northern Trust Company Thrift-Incentive Plan (“TIP”) to vote at the annual meeting of stockholders of Northern Trust Corporation on April 17, 2007, or any adjournment of such meeting, all shares of common stock that have been allocated to the TIP accounts of the undersigned on the Proposals, as more fully described in the proxy statement for the meeting, in the manner specified, and on any other business properly coming before the meeting.

To direct the TIP Trustee to vote your shares, you must vote by telephone or through the Internet in accordance with the voting instructions on the reverse side or you sign, date and return this voting instruction card by mail. If you vote by mail, you are encouraged to specify your choice on the Proposals by marking the appropriate space (SEE REVERSE SIDE), but you need not mark any space if you wish to vote in accordance with the recommendations of the Board of Directors.

Whether you vote by mail, telephone or through the Internet, your shares will be voted in accordance with your instructions. If you sign, date and return your voting instruction card without indicating how you want to vote your shares, your shares will be voted in accordance with the following recommendations of the Board of Directors.

Item 1 — FOR the election of each nominee for director;

Item 2 — FOR the approval of the amended and restated Northern Trust Corporation 2002 Stock Plan; and

Item 3 — FOR the ratification of the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2007.

The proxy holders are authorized to vote as they shall determine in their sole discretion on any other business that may properly come before the meeting.

YOU CAN GIVE VOTING INSTRUCTIONS BY TELEPHONE OR THROUGH THE INTERNET OR BY COMPLETING, SIGNING, DATING AND RETURNING THIS VOTING INSTRUCTION CARD BY MAIL.

THE SHARES COVERED BY THIS VOTING INSTRUCTION CARD ARE SHOWN ON THE REVERSE SIDE OF THIS CARD AND ARE VOTED AS EXPLAINED BELOW.

Shown on the reverse side of this voting instruction card is the total number of shares of common stock held for you by the TIP Trustee in the Northern Trust Stock Fund and the Former ESOP Fund under the TIP. TIP participants have the right to direct The Northern Trust Company (“the Bank”), as the TIP

Trustee, to vote the shares held in their accounts, subject to Part 4 of Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). The Bank, as TIP Trustee, will vote allocated shares for which no direction is received and unallocated shares, if any (together, “Undirected Shares”), in the same proportion as the shares for which direction is received, except as otherwise provided in accordance with ERISA. Under the TIP, participants are “named fiduciaries” to the extent of their authority to direct the voting of shares held in their accounts and their proportionate share of Undirected Shares. By submitting voting instructions by telephone, Internet, or by signing and returning this voting instruction card, you direct the Bank, as TIP Trustee, to vote these shares, in person or by proxy, as designated herein, at the annual meeting of stockholders.

Continued on Reverse Side.

COMPANY #

CONTROL #

THERE ARE THREE WAYS TO GIVE

VOTING INSTRUCTIONS TO THE TIP TRUSTEE:

Your telephone or Internet vote authorizes the TIP Trustee to vote your shares in the same manner as if you marked, signed and returned your voting instruction card.

VOTE BY TELEPHONE — TOLL FREE — 1-800-560-1965

•

Use any touch-tone telephone to provide your voting instructions to the TIP Trustee 24 hours a day, 7 days a week, until 12 noon (CDT) on April 16, 2007. NOTE: Telephone voting is available only in the United States of America and Canada. There may be a few limited areas in which access to the toll free number is not available. This is dependent upon the local telephone service provider.

•

You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number that are located above and the last 4 digits of the U.S. Social Security Number or Tax Identification Number for this account. (If you do not have a U.S. SSN or TIN, follow the voice prompt.)

•	Follow the simple voice instructions.

VOTE THROUGH THE INTERNET — http://www.eproxy.com/ntrs/

•	Use the Internet to vote your shares 24 hours a day, 7 days a week, until 12 noon (CDT) on April 16, 2007.

•

You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number that are located above and the last 4 digits of the U.S. Social Security Number or Tax Identification Number for this account to obtain your records and create an electronic ballot. (If you do not have a U.S. SSN or TIN, please leave blank.)

VOTE BY MAIL

•

Mark, sign and date your voting instruction card and return it in the postage-paid envelope we have provided. The cut-off date for receiving your voting instruction card is 12 noon (CDT) on April 16, 2007.

IF YOU VOTE BY PHONE OR THROUGH THE INTERNET,

PLEASE DO NOT MAIL YOUR VOTING INSTRUCTION CARD.

You may access the 2007 notice of annual meeting and proxy statement and the 2006 annual report to stockholders (which consists of the 2006 summary annual report and the 2006 financial annual report) electronically by going to these Web sites: — proxy statement — http://northerntrust.com/proxy statement — annual report — http://northerntrust.com/annual report

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, AND 3.

1. Election of 14 directors:	01 Linda Walker Bynoe 02 Nicholas D. Chabraja 03 Susan Crown 04 Dipak C. Jain 05 Arthur L. Kelly	06 Robert C. McCormack 07 Edward J. Mooney 08 William A. Osborn 09 John W. Rowe	10 Harold B. Smith 11 William D. Smithburg 12 Enrique J. Sosa 13 Charles A. Tribbett III 14 Frederick H. Waddell	☐Vote FOR all nominees (except as marked)	☐ Vote WITHHELD from all nominees

(Instructions: To withhold authority to vote for any nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2.	Approval of the amended and restated Northern Trust Corporation 2002 Stock Plan.	☐ For	☐ Against	☐ Abstain

3.	Ratification of the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2007.	☐ For	☐ Against	☐ Abstain

The proxy holders are authorized to vote as they shall determine in their sole discretion on any other business that may properly come before the meeting.

This voting instruction card when properly executed will be voted in the manner directed herein. If no direction is made, this voting instruction card will be voted FOR the election of all nominees for director; FOR the approval of the amended and restated Northern Trust Corporation 2002 Stock Plan; and FOR ratification of the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2007.

Address Change ☐ Mark Box ☐ Indicate changes below:

Date , 2007

Signature(s) in Box

Please sign exactly as name appears hereon. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such.